SCHEDULE 14A

(RULE 14A)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES

EXCHANGE ACT OF 1934

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☐ Preliminary Proxy Statement	☐ CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14A-6(E)(2))
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☐ Soliciting Material Pursuant to §240.14a-12

LIGHTPATH TECHNOLOGIES, INC.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, If Other Than The Registrant)

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LightPath Technologies, Inc.

Annual Meeting of Stockholders

November 14, 2003

Notice and Proxy Statement

October 10, 2003

Dear LightPath Stockholder:

I am pleased to invite you to the Annual Meeting of the stockholders of LightPath Technologies, Inc. The meeting will be held on Friday, November 14, 2003 at 9:00 a.m. (local time) at our corporate headquarters, 2603 Challenger Tech Court, Suite 100, Orlando, Florida 32826.

At the meeting, you and the other stockholders will be asked to (i) elect directors, (ii) approve an amendment to the Company’s Incentive Plan and (iii) ratify the appointment of our independent auditors. You will also have the opportunity to hear what has happened in our business in the past year and to ask questions.

The enclosed Notice and Proxy Statement contain details concerning the foregoing items and any other business to be conducted at the Annual Meeting. Other detailed information about LightPath and its operations, including its audited financial statements, are included in our Annual Report on Form 10-K, a copy of which is enclosed. We urge you to read and consider these documents carefully.

We hope you can join us at the meeting. Whether or not you expect to attend, please read the enclosed Proxy Statement, mark your votes on the enclosed proxy card, sign and date it, and return it to us in the enclosed postage-paid envelope. Your vote is important, so please return your proxy card promptly.

Sincerely,

Robert Ripp

Chairman of the Board

Corporate Headquarters

2603 Challenger Tech Court, Suite 100 * Orlando, Florida USA 32826 * 407-382-4003

LIGHTPATH TECHNOLOGIES, INC.

2603 Challenger Tech Court, Suite 100

Orlando, Florida USA 32826

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held On November 14, 2003

Dear Stockholder,

You are cordially invited to attend the Annual Meeting of Stockholders of LightPath Technologies, Inc., a Delaware corporation (the “Company”). The meeting will be held on Friday, November 14, 2003 at 9:00 a.m. local time at our corporate headquarters, 2603 Challenger Tech Court, Suite 100, Orlando, Florida 32826, for the following purposes:

1.	To elect three directors (Class II directors) to the Company’s Board of Directors;

2.	To approve an amendment to the Company’s Amended and Restated Omnibus Incentive Plan in order to increase the number of shares available for issuance thereunder from 465,625 to 815,625 shares;

3.	To ratify the appointment of KPMG LLP as the Company’s independent auditors; and

4.	To transact such other business as may properly come before the Annual Meeting or any postponement or adjournment thereof.

These items of business are more fully described in the Proxy Statement accompanying this Notice.

The record date for the Annual Meeting is September 30, 2003. Only stockholders of record at the close of business on that date may vote at the meeting or any adjournment thereof.

By Order of the Board of Directors,

Kenneth Brizel

Chief Executive Officer

Orlando, Florida

October 10, 2003

You are cordially invited to attend the meeting in person. Whether or not you expect to attend the meeting, please complete, date, sign and return the enclosed proxy as promptly as possible in order to ensure your representation at the meeting. A return envelope (which is postage prepaid if mailed in the United States) is enclosed for your convenience. Even if you have voted by proxy, you may still vote in person if you attend the meeting. Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote at the meeting, you must obtain a proxy issued in your name from that record holder.

PROXY STATEMENT

FOR ANNUAL MEETING OF STOCKHOLDERS

To Be held November 14, 2003

LIGHTPATH TECHNOLOGIES, INC.

2603 Challenger Tech Court, Suite 100

Orlando, Florida USA 32826

QUESTIONS AND ANSWERS ABOUT THIS PROXY MATERIAL AND VOTING

Why am I receiving these materials?

We sent you this proxy statement and the enclosed proxy card because the Board of Directors of LightPath Technologies, Inc. (sometimes referred to as the “Company” or “LightPath”) is soliciting your proxy to vote at the Annual Meeting of Stockholders to be held on Friday, November 14, 2003 at 9:00 a.m. local time at our corporate headquarters, 2603 Challenger Tech Court, Suite 100, Orlando, Florida 32826. You are invited to attend the Annual Meeting and we request that you vote on the proposals described in this proxy statement. However, you do not need to attend the meeting to vote your shares. Instead, you may simply complete, sign and return the enclosed proxy card.

We intend to mail this proxy statement and accompanying proxy card on or about October 14, 2003 to all stockholders of record entitled to vote at the Annual Meeting.

Who can vote at the Annual Meeting?

Only stockholders of record at the close of business on September 30, 2003 will be entitled to vote at the Annual Meeting. On this record date, there were 2,795,228 shares (including all restricted stock awards at such date) of Class A common stock (our only class of common stock) outstanding and entitled to vote.

Stockholder of Record: Shares Registered in Your Name

If on September 30, 2003, your shares were registered directly in your name with our transfer agent, Continental Stock Transfer and Trust, then you are a stockholder of record. As a stockholder of record, you may vote in person at the meeting or vote by proxy. Whether or not you plan to attend the meeting, we urge you to fill out and return the enclosed proxy card to ensure your vote is counted. Even if you fill out and return your proxy, you may still vote in person if you are able to attend the meeting.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank

If on September 30, 2003, your shares were held in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. The organization holding your account is considered the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the Annual Meeting. However, since you are not the stockholder of record, you may not vote your shares in person at the meeting unless you request and obtain a valid proxy from your broker or other agent.

What am I voting on?

There are three specific matters scheduled for a vote:

1.	The election of three directors (the Class II directors) to our Board of Directors;

2.	The approval of an amendment to our Amended and Restated Omnibus Incentive Plan in order to increase the number of shares available for issuance thereunder from 465,625 to 815,625 shares; and

3.	The ratification of the appointment of KPMG LLP as our independent auditors.

A vote may also be held on any other business as may properly come before the Annual Meeting or any postponement or adjournment thereof, although there is no other business anticipated to come before the Annual Meeting.

How do I vote?

With regard to the election of directors, you may vote “For” all nominees listed or you may “Withhold Authority” for any or all of the nominees. For all other matters, you may vote “For” or “Against” or abstain from voting. The procedures for voting are as follows:

Stockholder of Record: Shares Registered in Your Name

If you are a stockholder of record, you may vote in person at the Annual Meeting or vote by proxy using the enclosed proxy card. Whether or not you plan to attend the meeting, we urge you to vote by proxy to ensure your vote is counted. You may still attend the meeting and vote in person if you have already voted by proxy.

•	To vote in person, come to the Annual Meeting and we will give you a ballot when you arrive.

•	To vote using the proxy card, simply complete, sign and date the enclosed proxy card and return it promptly in the envelope provided. If you return your signed proxy card to us before the Annual Meeting, we will vote your shares as you direct.

Beneficial Owner: Shares Registered in the Name of Broker or Bank

If you are a beneficial owner of shares registered in the name of your broker, bank, or other agent, you should have received a proxy card and voting instructions with these proxy materials from that organization rather than from LightPath. Simply complete and mail the proxy card to ensure that your vote is counted. To vote in person at the Annual Meeting, you must obtain a valid proxy from your broker, bank, or other agent. Follow the instructions from your broker or bank included with these proxy materials, or contact your broker or bank to request a proxy form.

How many votes do I have?

On each matter to be voted upon, you have one vote for each share of common stock you own as of September 30, 2003.

What if I return a proxy card but do not make specific choices?

If you return a signed and dated proxy card without marking any voting selections, your shares will be voted “For” all proposals outlined in this Proxy. If any other matter is properly presented at the meeting, your proxy (one of the individuals named on your proxy card) will vote your shares using his or her best judgment.

Who is paying for this proxy solicitation?

LightPath will pay for the entire cost of soliciting proxies. In addition to these mailed proxy materials, our directors and employees may also solicit proxies in person, by telephone, or by other means of communication. Directors and employees will not be paid any additional compensation for soliciting proxies. We will also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.

What does it mean if I receive more than one proxy card?

If you receive more than one proxy card, your shares are registered in more than one name or are registered in different accounts. Please complete, sign and return each proxy card to ensure that all of your shares are voted.

What is “householding”?

The Securities and Exchange Commission has adopted rules that permit companies and intermediaries such as brokers to satisfy the delivery requirements for proxy statements with respect to two or more security holders sharing the same address by delivering a single proxy statement addressed to those security holders. This process, which is commonly referred to as “householding,” potentially means convenience for security holders and cost savings for companies.

A number of brokers with account holders who are LightPath stockholders will be “householding” our proxy materials. A single proxy statement will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker or us that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate proxy statement, please notify your broker and also notify us by sending your written request to Investor Relations, LightPath Technologies, Inc., 2603 Challenger Tech Court, Suite 100, Orlando, Florida USA 32826 or by calling Investor Relations at 407-382-4003, ext. 314. Stockholders who currently receive multiple copies of the proxy statement at their address and would like to request “householding” of their communications should also contact their broker and notify us in writing or by telephone.

Can I change my vote after submitting my proxy?

Yes. You can revoke your proxy at any time before the final vote at the meeting. You may revoke your proxy in any one of three ways:

•	You may submit another properly completed proxy card with a later date.

•	You may send a written notice that you are revoking your proxy to LightPath’s Secretary at 2603 Challenger Tech Court, Suite 100, Orlando, Florida USA 32826.

•	You may attend the Annual Meeting and vote in person. Simply attending the meeting will not, by itself, revoke your proxy.

How are votes counted?

Votes will be counted by the inspector of elections appointed for the meeting, who will separately count “For”, “Against” and “Withhold Authority” votes, abstentions and broker non-votes. A broker “non-vote” occurs when a nominee/broker holding shares for a beneficial owner does not vote on a particular proposal because the nominee/broker does not have discretionary voting power with respect to that item and has not received voting instructions from the beneficial owner. Abstentions will be counted towards the vote total for each proposal, and will have the same effect as “Against” votes. Broker non-votes are counted towards a quorum, but are not counted for any purpose in determining whether a matter has been approved.

How many votes are needed to approve the proposals?

With regard to Proposal No. 1 (election of directors), the three nominees receiving a plurality of the votes cast at the meeting will be elected as directors of the Company. A properly executed proxy marked “Withhold Authority” with respect to the election of one or more directors will not be voted with respect to the director or directors indicated, although it will be counted for purposes of determining whether there is a quorum.

To be approved, Proposal No. 2 (amendment to our Omnibus Incentive Plan) and Proposal No. 3 (ratification of auditors), each must receive “For” votes from holders of a majority of our outstanding shares. If you “Abstain” from voting, it will have the same effect as an “Against” vote. Broker non-votes will have no effect.

What is the quorum requirement?

A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present if at least a majority of the outstanding stock entitled to vote is represented by votes at the meeting or by proxy. On the record date, there were 2,795,228 outstanding shares (including all restricted stock awards at such date) entitled to vote. Thus 1,397,615 must be represented by votes at the meeting or by proxy to have a quorum.

Your shares will be counted towards the quorum only if you submit a valid proxy vote or vote at the meeting. Abstentions and broker non-votes will be counted towards the quorum requirement. If there is no quorum, a majority of the votes present at the meeting may adjourn the meeting to another date.

How can I find out the results of the voting at the Annual Meeting?

Preliminary voting results will be announced at the Annual Meeting. LightPath will subsequently either include the final voting results in its quarterly report on Form 10-Q or issue a general press release after the meeting indicating whether the stockholders have approved the proposals or not.

When are stockholder proposals for the 2004 Annual Meeting due?

Stockholders interested in presenting a proposal to be considered for inclusion in next year’s proxy statement and form of proxy may do so by following the procedures prescribed in Rule 14a-8 under the Securities Exchange Act of 1934 and the Company’s By-laws. To be considered for inclusion, stockholder proposals must be submitted in writing to the Corporate Secretary, LightPath Technologies, Inc., 2603 Challenger Tech Court, Suite 100, Orlando, Florida USA 32826 before June 16, 2004, which is 120 calendar days prior to the anniversary of the mailing date of this proxy statement, and must be in compliance with all applicable laws and regulations.

If a stockholder wishes to present a proposal at the 2004 Annual Meeting, but the proposal is not intended to be included in the Company’s proxy statement relating to the meeting, the stockholder must give advance notice to the Company prior to the deadline for such meeting determined in accordance with the By-laws (the “By-law Deadline”). Under the Company’s By-laws, in order for a proposal to be timely, it must be received by the Company no later than 60 days, nor earlier than 90 days, prior to the annual meeting date. If a stockholder gives notice of such a proposal after the By-law Deadline, the stockholder will not be permitted to present the proposal to the stockholders for a vote at the meeting.

Furthermore, Rule 14a-4 of the Exchange Act also establishes a different deadline for submission of stockholder proposals that are not intended to be included in the Company’s proxy statement with respect to discretionary voting (the “Discretionary Vote Deadline”). The Discretionary Vote Deadline for the year 2004 annual meeting is August 30, 2004 (45 calendar days prior to the anniversary of the mailing date of this proxy statement). If a stockholder gives notice of such a proposal after the Discretionary Vote Deadline, the Company’s proxy holders will be allowed to use their discretionary voting authority to vote against the stockholder proposal when and if the proposal is raised at the Company’s 2004 annual meeting. A properly submitted proposal received after the Discretionary Vote Deadline but before the By-law Deadline would be eligible to be presented at the annual meeting, however, the Company believes that its proxy holders would be allowed to use the discretionary authority granted by the proxy card to vote against the proposal at the meeting without including any disclosure of the proposal in the proxy statement relating to such meeting.

How do I get copies of the exhibits filed with the Company’s Form 10-K?

A copy of the Company’s Annual Report for 2003, which contains the Company’s Form 10-K for the fiscal year ended June 30, 2003, and consolidated financial statements, has been delivered to you with this Proxy Statement. The Company will provide to any stockholder as of the Record Date, who so specifically requests in writing, copies of the exhibits filed with the Company’s Form 10-K. Requests for such copies should be directed to Investor Relations at 2603 Challenger Tech Court, Suite 100, Orlando, Florida USA 32826. In addition, copies of all exhibits filed electronically by the Company may be reviewed and printed from the SEC’s website at: http://www.sec.gov.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

LightPath’s Board of Directors is divided into three classes, denoted as Class I, Class II and Class III, serving staggered three-year terms with one class elected each year at the annual meeting. The current Board consists of:

Class I (term expiring in 2004)	Class II (term expiring in 2003)	Class III (term expiring in 2005)
Robert Ripp Robert Bruggeworth	James L. Adler, Jr. Kenneth Brizel Dr. Steven Brueck	Louis Leeburg Gary Silverman

At the 2003 annual meeting of stockholders, three directors (the Class II directors) are to be elected to serve a three-year term or until their successors have been duly elected and qualified. Pursuant to the Company’s Certificate of Incorporation and By-laws, the current Board of Directors or the stockholders may nominate persons for election to the Board of Directors. In accordance with such governing documents, the following individuals, each of whom is a current member of the Board of Directors, have been nominated to serve as Class II directors to serve a three-year term or until their successors have been duly elected and qualified:

James L. Adler, Jr.

Kenneth Brizel

Dr. Steven Brueck

The individuals named as proxies will vote the enclosed proxy “FOR” the election of all nominees unless you direct them to withhold your votes. If any nominee becomes unable to serve as a director before the Annual Meeting, an event which is not presently anticipated, discretionary authority may be exercised by the persons named as proxies to vote for substitute nominees proposed by the Board, or, if no substitute is selected by the Board of Directors prior to or at the Annual Meeting, for a motion to reduce the present membership of the Board to the number of nominees available.

THE BOARD OF DIRECTORS RECOMMENDS VOTING “FOR”

THE ELECTION OF ALL NOMINEES

Below are the names and ages of the directors, the years they became directors, their principal occupations or employment for at least the past five years and certain of their other directorships.

Nominees for Election to a Three-Year Term (Class II Directors)

James L. Adler, Jr., 75 Director

Mr. Adler has served as a Director of LightPath since October 1997. He serves as one of seven Senior Counsel to the law firm of Squire, Sanders & Dempsey L.L.P., in which he was a partner from October 1989 until December 2002. Mr. Adler is a corporate, securities, aviation and international lawyer. He also serves as a member of the Advisory Committee of Panthoen Chemical Inc., a manufacturer of industrial specialty chemicals. In 1998-1999, he served as President of the Arizona Business Leadership Association and currently serves as a director. He is a member of the Arizona District Export Council and a Trustee of the Phoenix Committee on Foreign Relations. In March 1999, Mr. Adler was appointed by the government of Japan to a five year term as Honorary Consul General of Japan at Phoenix. He has previously served as

Chairman of the International Law Section of the Arizona State Bar Association and, by gubernatorial appointments, as a Member of the Investment Committee of the Arizona State Retirement System and a Member and Chairman of the Investment Committee of the State Compensation Fund. Mr. Adler graduated from Carleton College, magna cum laude, and from Yale Law School. He is a member of the Arizona and New York State Bars. Mr. Adler serves on the Company’s Compensation Committee.

Kenneth Brizel, 45 Chief Executive Officer, President and Director

Mr. Brizel has served as a Director of LightPath, and its CEO and President since July 2002. Mr. Brizel has spent 22 years in the communications and microelectronics industries. From October 2000 until July 2002 he was Senior Vice President Strategy and Business Development for Oplink Communications. From May 1997 to October 2000, Mr. Brizel was Director of Strategic Marketing for Optoeletronics and Network Communications Integrated Circuits groups within Lucent Microelectronics. Mr. Brizel’s career includes assignments at RCA/GE, Lucent/Agere, Mostek and Star Semiconductor. His responsibilities have spanned sales, engineering, marketing strategy and business development. Mr. Brizel received his Bachelor of Science and Master of Science degrees in Electrical Engineering from Rensselaer Polytechnic Institute in Troy, NY.

Dr. Steven Brueck, 59 Director

Dr. Brueck has served as a Director of LightPath since July 2001. He is the Director of the Center for High Technology Materials (CHTM) and Professor of Electrical and Computer Engineering and Professor of Physics at the University of New Mexico in Albuquerque, New Mexico, which he joined in 1985. He is a graduate of Columbia University with a Bachelor of Science degree in Electrical Engineering and a graduate of the Massachusetts Institute of Technology where he received his Master of Science degree in Electrical Engineering and Doctorate of Philosophy in Electrical Engineering. Dr. Brueck is a fellow of both the OSA and the IEEE. Dr. Brueck serves on the Company’s Audit Committee and is Chairman of the Company’s Technical Advisory Committee.

Class III Directors Continuing in Office Until the 2004 Annual Meeting

Louis Leeburg, 49 Director

Mr. Leeburg has served as a Director of LightPath since May 1996. Mr. Leeburg is a self-employed business consultant. From 1988 until 1993 he was the Vice President, Finance of The Fetzer Institute, Inc. From 1980 to 1988 he was in financial positions with different organizations with an emphasis in investment management. Mr. Leeburg was an audit manager for Price Waterhouse & Co. until 1980. Mr. Leeburg received a Bachelor of Science in Accounting from Arizona State University. He is a member of Financial Foundation Officers Group and the treasurer and trustee for the John E. Fetzer Memorial Trust Fund and the John E. Fetzer ILM Trust Fund. Mr. Leeburg also serves on the Company’s Audit and Finance Committees.

Gary Silverman, 64 Director

Mr. Silverman has served as a Director of LightPath since September 2001. Mr. Silverman is currently the managing partner of GWS Partners, established in 1995 to conduct searches for senior-level executives and board of director candidates for a broad cross section of publicly-held corporations. From 1983 to 1995 he worked for Korn/Ferry International as an executive recruiter and held the position of Managing Director. He spent fourteen years with Booz, Allen & Hamilton, and his last position was Vice President and Senior Client officer and he was responsible for generation of new business, the management of client assignments and the development of professional staff. Mr. Silverman is a graduate of the University of Illinois with both a Bachelors and a Masters of Science in Finance. Mr. Silverman also serves on the Company’s Compensation Committee and Audit Committee.

Class I Directors Continuing in Office Until the 2005 Annual Meeting

Robert Ripp, 62 Director (Chairman of the Board)

Mr. Ripp has served as Chairman of LightPath since November 1999. During portions of fiscal 2002 and fiscal 2003 he also served as the Company’s Interim President and Chief Executive Officer. Mr. Ripp was Chairman and CEO of AMP Incorporated from August 1998 until April 1999, when AMP was sold to TYCO International Ltd. Mr. Ripp held various executive positions at AMP from 1994 to August 1999. Mr. Ripp previously spent 29 years with IBM of Armonk, NY. He held positions in all aspects of operations within IBM culminating in the last four years as Vice President and Treasurer and he retired from IBM in 1993. Mr. Ripp graduated from Iona College and received his M.B.A. from New York University. Mr. Ripp is currently on the board of directors of Ace, Ltd., Safeguard Scientific and PPG Industries, all of which are listed on the New York Stock Exchange. Mr. Ripp also serves on the Company’s Compensation and Finance Committees.

Robert Bruggeworth, 42 Director

Mr. Bruggeworth has served as a Director of LightPath since May 2001. Mr. Bruggeworth is currently President, CEO and a director of RF Micro Devices, which he joined in 1999. RF Micro Devices is listed on the Nasdaq National Market. From 1983 until 1999 he held various positions with AMP Incorporated. When he left AMP he was a Divisional Vice President, Computer and Consumer Electronics in Hong Kong. Mr. Bruggeworth is a graduate of Wilkes University with a Bachelor of Science in Electrical Engineering. Mr. Bruggeworth also serves on the Company’s Finance Committee.

Meetings of the Board of Directors and its Committees

Our Board of Directors has an Audit Committee, a Compensation Committee and a Finance Committee. The Board of Directors does not have a standing nominating committee. The entire Board of Directors held nine meetings, including telephonic meetings, during fiscal 2003. All the Directors attended 75% or more of the meetings of the Board of Directors and all of the meetings held by committees of the Board on which they served.

The Audit Committee, which consists of Dr. Steven Brueck, Louis Leeburg, and Gary Silverman met four times during fiscal 2003, which meetings included discussions with management and our independent auditors to discuss the interim and annual financial statements and the annual report of the Company, and the effectiveness of the Company’s financial and accounting functions and organization. Mr. Robert Bruggeworth was also a member of the Audit Committee during part of fiscal 2003, but he is no longer a member of the committee. The Audit Committee is comprised entirely of independent members as defined under applicable listing standards set out by the National Association of Securities Dealers (NASD).

The Compensation Committee, which consists of James L. Adler, Jr., Robert Ripp and Gary Silverman, met three times during fiscal 2003. The Compensation Committee reviews and recommends to the Board of Directors the compensation and benefits of certain executive officers of the Company, including the Chief Executive Officer, and also administers the Amended and Restated Omnibus Plan, pursuant to which incentive awards, including stock options, are granted to directors, officers and key employees of the Company.

The Finance Committee which consists of Robert Ripp, Robert Bruggeworth and Louis Leeburg did not meet during fiscal 2003. The Finance Committee reviews and provides guidance to the Board of Directors and management with respect to our significant financial policies. The full Board performed these functions in fiscal 2003.

In addition, in late fiscal 2002, the Board of Directors authorized the creation of a Technical Advisory Committee, with such advisory committee to review at various times the Company’s products and technologies. Dr. Steven Brueck serves as chairman of such committee which held one meeting in fiscal 2003.

All current committee members are expected to be nominated for re-election to the same committees at a Board meeting to be held following the Annual Meeting.

Audit Committee Report

The Audit Committee is responsible for, among other things, reviewing and discussing the Company’s audited financial statements with management, discussing with the Company’s independent auditors information relating to the auditors’ judgments about the quality of the Company’s accounting principles, recommending to the Board of Directors that the Company include the audited financial statements in its Annual Report on Form 10-K and overseeing compliance with the Securities and Exchange Commission requirements for disclosure of auditors’ services and activities. At the recommendation of the Audit Committee, the Board of Directors approved a charter for the Audit Committee on November 14, 2000. A copy of such charter was previously included with the Company’s proxy statement for the Company’s 2001 Annual Meeting of stockholders.

Review Of Audited Financial Statements

The Audit Committee has reviewed the Company’s financial statements for the fiscal year ended June 30, 2003, as audited by KPMG LLP, the Company’s independent auditors, and has discussed these financial statements with management. In addition, the Audit Committee has discussed with KPMG LLP the matters required to be discussed by Statements of Auditing Standards 61 and 90, as may be modified or supplemented. Furthermore, the Audit Committee has received the written disclosures and the letter from KPMG LLP required by the Independence Standards Board Standard No. 1, as may be modified or supplemented, and has discussed with KPMG LLP its independence.

The members of the Audit Committee are not professionally engaged in the practice of auditing or accounting and are not experts in the fields of accounting or auditing, or in determining auditor independence. Members of the Audit Committee rely, without independent verification, on the information provided to them and on the representations made by management. Accordingly, the Audit Committee’s oversight does not provide an independent basis to determine that management has maintained procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee’s considerations and discussions referred to above do not assure that the audit of the Company’s financial statements has been carried out in accordance with generally accepted auditing standards, that the financial statements are presented in accordance with generally accepted accounting principles or that the Company’s auditors are in fact “independent.”

Recommendation

Based upon the foregoing review and discussion, the Audit Committee recommended to the Board of Directors that the audited financial statements for the fiscal year ended June 30, 2003, be filed with the Company’s annual report on Form 10-K.

Audit And Non-Audit Fees

The following table present fees for professional audit services rendered by KPMG LLP for the audit of the Company’s annual financial statements during the year ended June 30, 2003, and fees billed for other services rendered by KPMG LLP.

Audit and quarterly review fees, excluding audit related fees (see below)	$147,100

Financial information systems design and implementation fees	$0

All other fees:
Audit related fees (1)	$12,600
Other non-audit services (2)	25,000

Total all other fees	$37,600

(1)	Audit related fees consisted principally of review of registration statements and issuance of consents.
(2)	Other non-audit fees consisted of tax compliance services.

The Audit Committee has considered whether the services provided by KPMG LLP as disclosed under the foregoing sections captioned “Financial Information Systems Design and Implementation Fees” and “All Other Fees” is compatible with the independence of KPMG LLP as the Company’s principal accountant.

Audit Committee:

Dr. Steven Brueck

Louis Leeburg

Gary Silverman

Executive Officers Who Do Not Serve as Directors

Monty Allen, 50 Chief Financial Officer, Secretary and Treasurer

Mr. Allen has been Chief Financial Officer, Secretary and Treasurer since August 2003. Mr. Allen has served as a CFO for both public and private companies. Most recently he has been engaged as an independent consultant to entities in venture creation, computer hardware and public education. Mr. Allen served from August 1999 to August 2001 as Senior Vice President, Chief Financial Officer, Secretary and Treasurer of GlobeNet Capital Corporation, a privately-held developer of trading system software for financial markets. From 1995 to August 1999 he was the Vice President, Chief Financial Officer, Treasurer and Secretary of Autonomous Technologies Corporation, a publicly held developer of laser refractive surgical equipment. Mr. Allen has earlier CFO and sales management experience with both publicly and privately-held medical products and biotech firms. Early in his career, he was in the practice of public accounting for five years with KPMG and Deloitte & Touche. Mr. Allen is a certified public accountant and earned a M.B.A. from Harvard Business School and a Bachelor of Science in Accounting from Florida State University.

Bruce Bernacki, 50 Chief Technology Officer

Bruce Bernacki has been Chief Technology Officer since August 2003. Dr. Bernacki previously held the position of Vice President of Research and Development with us from September 2002 to August 2003. He joined LightPath’s Geltech research and development group in July 2000. Dr. Bernacki worked in the optics industry for 18 years holding positions in both commercial and research institutions. His experience includes development positions in optical data storage for both magneto—optical and phase change media at Pinnacle Micro and Iomega Corporations, and research and development positions with Oak Ridge National Laboratory and the U.S. Air Force. Dr. Bernacki is the inventor or co-inventor of five U.S. Patents and holds a Ph.D. and Master of Science in Optical Sciences, as well as a Bachelor of Science in Electrical Engineering, all from the University of Arizona.

Persons No Longer Serving as Executive Officers

Todd Childress, 39, previously served as the Company’s Chief Financial Officer from January 2003 to July 2003. Mr. Childress was also the CFO of Geltech, Inc. since its acquisition by LightPath in September 2000, and was involved with Geltech since 1996. Mr. Childress’ three-year employment expired in September 2003 and he elected not to renew it. Based on his position held, and compensation received, in fiscal 2003, Mr. Childress is classified as one of the “named executive officers” for fiscal 2003 and certain compensation information relating to him is presented in the “Executive Compensation” disclosures below.

Robert Cullen, 51, previously served as the Chief Executive Officer, President and a director of Horizon Photonics, Inc. since its inception in July 1997. LightPath acquired Horizon, based in Walnut, California, in April 2000. In June 2002 he was also named Senior Vice President of LightPath’s Laser Component Group until February 2003, when consolidation of the California operations to LightPath’s Florida headquarters necessitated the elimination of Mr. Cullen’s position. Based on his position held, and compensation received, in fiscal 2003, Mr. Cullen is classified as one of the “named executive officers” for fiscal 2003 and certain compensation information relating to him is presented in the “Executive Compensation” disclosures below.

Mark Fitch, 40, previously served as Senior Vice President from March 1999 until February 2003 when his three-year employment agreement expired. In June 2002 he was named Senior Vice President of LightPath’s Optical Integration Group. He originally joined LightPath in October 1997 as Vice President—Marketing & Sales. Based on his position held, and compensation received, in fiscal 2003, Mr. Fitch is classified as one of the “named executive officers” for fiscal 2003 and certain compensation information relating to him is presented in the “Executive Compensation” disclosures below.

Jean-Luc Nogues, 49, previously served as the Company’s Chief Technical Officer from June 2002 to July 2003. Mr. Nogues was also the President and Chief Executive Officer of Geltech, Inc. since its acquisition by LightPath in September 2000, and was involved with Geltech since 1985. Mr. Nogues’ three-year employment expired in September 2003 and he elected not to renew it. Based on his position held, and compensation received, in fiscal 2003, Mr. Nogues is classified as one of the “named executive officers” for fiscal 2003 and certain compensation information relating to him is presented in the “Executive Compensation” disclosures below.

SECURITY OWNERSHIP OF

CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of September 8, 2003, the number and percentage of outstanding shares of the Company’s Class A Common Stock, owned by:

(i)	each director (which includes all nominees) at such date,

(ii)	each of the Named Executive Officers for fiscal 2003 (as defined below in “Executive Compensation”),

(iii)	current directors and executive officers of the Company as a group at such date, and

(iv)	each person known by the Company to be the beneficial owner of more than 5% of the outstanding common stock of the Company at such date.

All percentages are based on 2,813,634 shares outstanding (or deemed outstanding) at such date. The number of shares beneficially owned by each director or executive officer is determined under rules of the Securities and Exchange Commission, and the information is not necessarily indicative of the beneficial ownership for any other purpose. Under such rules, beneficial ownership includes any shares to which the individual has the sole or shared voting power or investment power and also any shares which the individual has the right to acquire within 60 days of September 8, 2003, through the exercise of any stock option or other right to purchase, such as a warrant. Unless otherwise indicated, each person has sole investment and voting power (or shares such power with his or her spouse) with respect to the shares set forth in the following table. In certain instances, the number of shares listed includes, in addition to shares owned directly, shares held by the spouse or children of the person, or by a trust or estate of which the person is a trustee or an executor or in which the person may have a beneficial interest. The table that follows is based upon information supplied by the executive officer, directors and principal stockholders and Schedules 13D and 13G filed with the SEC.

Name and Address (1)	Securities				Percent Owned (%)
	Common Stock Class A		Warrants	Total
	Restricted (2)	Unrestricted
Robert Ripp (3)	90,050	52,813	20,156	163,019	5.79
Kenneth Brizel	56,250	9,000	—	65,250	2.32
Gary Silverman	1,750	9,062	—	10,812	*
Louis Leeburg (4)	4,456	1,727	—	6,813	*
James L. Adler, Jr. (5)	5,011	—	—	5,011	*
Robert Bruggeworth (6)	2,375	—	—	2,375	*
Dr. Steve Brueck	1,750	—	—	1,750	*
Jean-Luc Nogues (7)	500	—	—	500	*
D. Todd Childress (7)	375	12	—	387	*
Robert Cullen	—	—	—	—	*
Mark Fitch (8)	—	—	—	—	*
All directors and executive officers currently holding office as a group (9 persons)	179,251	72,674	20,156	272,081	9.67

*	Less than one percent.

Notes:

1 -	Except as otherwise noted, each of the parties listed above has sole voting and investment power over the securities listed. The address for all directors, officers and other persons above is “in care of” LightPath Technologies, Inc., 2603 Challenger Tech Court, Suite 100, Orlando, FL 32826.
2 -	Restricted Stock outstanding at September 8, 2003 is issued under the Company’s Amended & Restated Omnibus Incentive Plan. There are no stock options outstanding to any of the Named Executive Officers or other executive officers. See table below for information with regard to the Restricted Stock holdings of the Named Executive Officers.

3 -	Includes 26,563 restricted shares for which the restrictions fully lapse within 60 days of September 8, 2003. Does not include 7,812 shares of Common Stock Class A and warrants to purchase 15,000 shares of Common Stock Class A which are owned by trusts for Mr. Ripp’s children and for which he disclaims beneficial ownership. Warrants owned by Mr. Ripp and by trusts for his children are fully exercisable at a price of $48 per share. Does not include warrants to purchase a total of 100,000 shares issued to Mr. Ripp on September 26, 2003 in connection with Mr. Ripp providing an unsecured line of credit to the Company.
4 -	Includes 1,222 restricted shares for which the restrictions fully lapse within 60 days of September 8, 2003. Includes 1,727 unrestricted shares owned by an IRA account of which Mr. Leeburg has beneficial ownership. Does not include 6,307 shares owned by Mr. Leeburg’s brother for which Mr. Leeburg disclaims beneficial ownership.
5 -	Includes 1,594 restricted shares for which the restrictions fully lapse within 60 days of September 8, 2003.
6 -	Includes 1,063 restricted shares for which the restrictions fully lapse within 60 days of September 8, 2003.
7 -	Restricted shares for which the restrictions will lapse on February 21, 2004 by amendments to employment agreements.
8 -	Does not include 1,250 shares held in Mr. Fitch’s wife’s name for which he disclaims beneficial ownership.

Information with regard to Restricted Stock Awards held by Named Executive Officers at June 30, 2003

Name	Shares of Restricted Stock Held at June 30, 2003 (1)	Restricted Stock Held ($ value at June 30, 2003)	Schedule of Lapse of Restrictions
			Fiscal Year 2004	Fiscal Year 2005	Fiscal Year 2006	Fiscal Year 2007
Robert Ripp	116,613	$331,181	58,307	58,306	—	—
Kenneth Brizel	31,250	$88,750	9,375	9,375	12,500	—
Jean-Luc Nogues (2)	8,050	$22,862	2,900	2,900	1,125	1,125
D. Todd Childress (2)	5,303	$15,061	1,925	1,925	727	726
Robert Cullen	—	—	—	—	—	—
Mark Fitch	—	—	—	—	—	—

Notes:

(1)	Restricted Stock Held is stock for which restrictions have not yet lapsed as of June 30, 2003 by operation of contract.
(2)	In settlement of their employment agreements, Messrs. Nogues and Childress agreed to forfeit certain portions of their restricted stock held at June 30, 2003. Subsequent to that date, 2,400 and 1,550 shares became unrestricted to Nogues and Childress, respectively, and thereafter an additional 500 and 375 shares, respectively, will become unrestricted upon the lapse of restrictions in March 2004.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s officers and directors, and persons who own more than 10% of a registered class of the Company’s equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission (“SEC”) and furnish copies of such reports to the Company. The SEC has also designated specific due dates for such reports and the Company must identify in this Proxy Statement those persons who did not properly file such reports when due. To the best of the Company’s knowledge, all required filings in fiscal 2003 were properly made in a timely fashion. In making the above statements, the Company has relied solely on its review of copies of the reports filed with the SEC and written representations of the applicable parties.

EXECUTIVE COMPENSATION

The following table sets forth certain compensation awarded to, earned by or paid to (i) the Chief Executive Officers, (ii) up to four of the other most highly compensated executive officers of the Company serving as executive officers at the end of the 2003 fiscal year, of which there were only two, and (iii) two additional individuals whom would have been included as one of such four individuals but for the fact that they were not serving as an executive officer of the Company at the end of fiscal 2003 (collectively, the “Named Executive Officers”), for services rendered in all capacities to the Company during fiscal years 2003, 2002 and 2001.

Summary Compensation Table

Name and Position	Fiscal Year	Annual Compensation*		Long-Term Compensation		All Other Compensation ($)
Awards
		Annual Salary ($)	Annual Bonus ($)	Restricted Stock Awards (a) ($ value at date of grant)	Securities Underlying Options/ SARs (#)
Kenneth Brizel, Chief Executive Officer and President (b)	2003 2002 2001	260,332 n/a n/a	25,000 n/a n/a	99,000 n/a n/a	37,500 n/a n/a	20,596 n/a n/a	(h)

Robert Ripp, Interim Chief Executive Officer and President (c)	2003 2002 2001	62,833 166,667 —	— — —	384,463 — —	— 13,000 —	— — —

Jean-Luc Nogues, former Chief Technology Officer (d)	2003 2002 2001	173,848 160,246 130,022	97,000 30,750 252,652	34,388 53,948 —	— 12,000 2,000	12,543 — —	(i)

D. Todd Childress, former Chief Financial Officer (e)	2003 2002 2001	131,242 119,846 101,202	58,500 22,250 218,932	22,442 39,997 —	— 7,750 1,500	11,917 — —	(j)

Robert Cullen, former Executive Vice President and President of Horizon Photonics, Inc. (f)	2003 2002 2001	143,038 173,769 146,538	— — 43,200	6,699 47,981 —	— 2,500 2,500	87,790 — —	(k)

Mark Fitch, former Senior Vice President (g)	2003 2002 2001	166,574 140,000 130,000	2,308 — 10,400	19,111 51,932 —	— 2,000 2,000	50,098 — —	(l)

Notes:

*	Other Annual Compensation, made up of perquisites and other personal benefits is not reported in this table due to all individuals qualifying under the applicable de minimis rule for all periods presented.
(a)	Beginning in July 2002, the Board of Directors and its Compensation Committee determined that it was in the best interests of the Company to offer to cancel certain stock options held by directors and executive officers of the Company in exchange for the issuance of restricted stock awards, and to issue new options to certain employees of the Company. This is referred to as the “Realignment Program” and is described more fully below. See also the table above on the preceding page for information with regard to restricted stock awards held by the Named Executive Officers.
(b)	Mr. Brizel was not employed by the Company prior to July 2002. Accordingly, the compensation figures indicated for 2003 do not represent a full year’s compensation.
(c)

Mr. Ripp served as the Company’s Interim Chief Executive Officer and President in both fiscal 2002 and fiscal 2003. His service as interim CEO ran concurrent with Mr. Brizel for approximately three months in fiscal 2003. In fiscal 2001, Mr. Ripp served only as our Chairman and not in an Executive Officer capacity. Accordingly, the compensation figures indicated for 2002 and 2003 do not represent a full year’s compensation. Mr. Ripp is currently the Chairman of the Board and has served in such capacity since November 1999. Compensation due him in his role as Chairman is not included herein.

(d)	Mr. Nogues is no longer employed by the Company, but did serve as an executive officer at fiscal year end 2003. Of the fiscal 2001bonus amount reported, approximately $199,000 was paid to Mr. Nogues by Geltech, Inc. prior to its acquisition by the Company.
(e)	Mr. Childress is no longer employed by the Company, but did serve as and executive officer at fiscal year end 2003. Of the fiscal 2001bonus amount reported, approximately $177,000 was paid to Mr. Childress by Geltech, Inc. prior to its acquisition by the Company.
(f)	Mr. Cullen is no longer employed by the Company and did not serve as an executive officer at fiscal year end 2003.
(g)	Mr. Fitch is no longer employed by the Company and did not serve as an executive officer at fiscal year end 2003.
(h)	All Other Compensation for Mr. Brizel represents the aggregate value of temporary housing and relocation expenses and insurance premiums paid by the Company.
(i)	All Other Compensation for Mr. Nogues represents Company matched 401K contributions and insurance premiums paid by the Company.
(j)	All Other Compensation for Mr. Childress represents Company matched 401K contributions and insurance premiums paid by the Company.
(k)	All Other Compensation for Mr. Cullen represents the aggregate value of Ms. Cullen’s severance arrangement with the Company, Company matched 401K contributions and insurance premiums paid by the Company.
(l)	All Other Compensation for Mr. Fitch represents the aggregate value of Mr. Fitch’s severance arrangement with the Company and insurance premiums paid by the Company.

Option Grants Table

The following table sets forth information regarding options to purchase the Company’s Common Stock which were granted to each of the Named Executive Officers during the fiscal year ended June 30, 2003:

Individual Grants					Potential realizable value at assumed annual rates of stock price appreciation for option term
Name	Number of Securities Underlying Options Granted (1) (#)	Percent of total options granted to employees in Fiscal Year (%)	Exercise price ($/share)	Expiration Date	5% ($)	10% ($)
Kenneth Brizel	37,500	36.8	6.48	July 8, 2012	(1)	(1)

Robert Ripp	—	—	—	—	—	—

Jean-Luc Nogues	—	—	—	—	—	—

D. Todd Childress	—	—	—	—	—	—

Robert Cullen	—	—	—	—	—	—

Mark Fitch	—	—	—	—	—	—

(1)	All options were exchanged for a restricted stock grant of 12,500 shares under the Company’s Realignment Program (described below) before the end of fiscal 2003.

Aggregated Option Exercises and 2003 Fiscal Year-End Option Value Table

None of the Named Executive Officers exercised any stock options during fiscal 2003 and at June 30, 2003 and subsequently, none of them had any outstanding stock options due to the Company’s Realignment Program (described below) or the fact that they no longer served as executive officers at or subsequent to June 30, 2003.

Compensation of Directors

Directors who are not compensated as officers of the Company are entitled to a $1,500 payment for each Board meeting attended in person and a $750 payment for each Committee meeting or Board meeting held via teleconference. In fiscal 2004, those directors will also be entitled to an additional $12,000 in annual fees. Mr. Ripp, our Chairman, also receives $1,500 monthly compensation for his service as Chairman of the Board. Directors who are compensated as Company employees (currently only Kenneth Brizel) receive no additional compensation for service as a director. The Company will also reimburse each director for out-of-pocket expenses incurred in attending meetings of the Board of Directors and its committees. All directors are eligible to receive incentives under the Company’s Omnibus Plan, including stock options and restricted stock awards. In fiscal 2003, the following directors (other than the Named Executive Officers) received the following incentives:

Name	Number of Restricted Stock Shares Granted (#)	Market price at date of grant ($/share)		Value of Restricted Stock Grant (at date of grant)		Last date that restrictions lapse
James Adler	3,188 1,824	$ $	2.36 1.30	$ $	7,524 2,371	10/15/04 6/13/05

Dr. Steve Brueck	1,750		$1.30		$2,275	6/13/05

Robert Bruggeworth	2,125 250	$ $	2.36 1.30	$ $	5,015 325	10/15/04 6/13/05

Louis Leeburg	2,444 2,012	$ $	2.36 1.30	$ $	5,768 2,616	10/15/04 6/13/05

Gary Silverman	1,750		$1.30		$2,275	6/13/05

In addition, in late fiscal 2002, the Board of Directors authorized the creation of a Technical Advisory Committee, with such advisory committee to review at various times the Company’s products and technologies. Dr. Steven Brueck who serves as chairman of such committee is entitled to $500 for each such meeting attended.

Amendment or Repricing of Options

As further described in the Compensation Committee Report on Executive Compensation elsewhere in this proxy statement, the Company implemented a stock option realignment program in August 2002 whereby certain stock options issued to officers, directors and employees were cancelled in exchange for the issuance of restricted stock awards. In light of such cancellations, the following table sets forth information regarding all repricings and amendments for the past ten years held by any then executive officer of the Company.

** Note that by June 30, 2003 all of the stock options described below were canceled in accordance with the Company’s Realignment Program described below.

Name and Position	Repricing Date	Number of Securities Underlying Options Repriced or Amended (#) (1)	Market Price of Stock at Time of Repricing or Amendment ($)	Exercise Price at Time of Repricing or Amendment ($)	New Exercise Price ($) or Exchanged for Restricted Stock Award Shares (#)		Length of Original Option Term Remaining at Date of Repricing or Amendment
Robert Ripp, Chairman of the Board	2/21/03 2/21/03 2/21/03	125,000 500 1,476	2.24 2.24 2.24	48.00 29.04 59.84	63,488 (aggregate)		7 years, 1 month 8 years, 7 months 6 years, 7 months

	8/1/02	62,500	4.56	192.00	53,125		7 years, 7 months

Kenneth Brizel, President, CEO and Director	2/21/03	37,500	2.24	6.48	12,500		9 years, 5 months

Jean-Luc Nogues, former Chief Technology Officer	2/21/03 8/1/02 8/1/02	2,000 10,000 2,000	2.24 4.56 4.56	26.64 26.64 93.04	$1,000 7,050 26.64		8 years, 9 months 8 years, 2 months 8 years, 4 months

Todd Childress, former Chief Financial Officer	2/21/03 8/1/02 8/1/02	1,500 6,250 1,500	2.24 4.56 4.56	26.64 26.64 93.04	$750 4,553 26.64		8 years, 9 months 8 years, 2 months 8 years, 4 months

Robert Cullen, former Executive Vice President	8/1/02	2,500	4.56	93.04	1,469		8 years, 4 months

Mark Fitch, former Senior Vice President	8/1/02 8/1/02 8/1/02	1,563 2,000 2,500	4.56 4.56 4.56	63.00 93.04 132.72	5,479 (aggregate	)	5 years, 2 months 8 years, 4 months 7 years, 7 months

Dennis Yost, former Chief Operating Officer	8/1/02	25,000	4.56	152.00	16,238		8 years, 6 months

Donna Bogue, former Chief Financial Officer	8/1/02 8/1/02 8/1/02	313 2,000 3,125	4.56 4.56 4.56	63.00 93.04 132.72	3,550 (aggregate	)	5 years, 0 months 8 years, 4 months 7 years, 7 months

(1)	Pursuant to the Realignment Program, all of the options set forth above were cancelled. In exchange, the Company granted each individual an aggregate number of shares of restricted stock pursuant to a predetermined formula which was based on a certain higher percentage for vested options and a lower percentage for unvested options.

Employment Agreements

In 2000, the Company executed three-year employment agreements with Messrs. Nogues and Childress which expired in September 2003 and were not renewed. Aggregate payments of $162,500 will be paid during fiscal 2004 to these named individuals.

Pursuant to a letter agreement between the Company and Mr. Brizel in accordance with his agreement to serve as the Company’s President and Chief Executive Officer, Mr. Brizel is entitled to an annual base salary of $260,000. In addition, Mr. Brizel was entitled to a sign-on bonus equal to $100,000, payable as follows: $25,000 in October 2002, $25,000 in July 2003 and $50,000 in January 2004. He is also eligible for additional performance-based bonuses up to 50% of his base salary. Mr. Brizel was also granted long-term equity incentives in the form of stock options to purchase 37,500 shares of our Common Stock, which were subsequently exchanged for a restricted stock award under the Realignment Program (discussed below) for 12,500 restricted shares. Furthermore, Mr. Brizel was awarded a restricted stock grant in August of 2003 for 25,000 shares in recognition of his achievements in meeting his goals during his first year of employment. Mr. Brizel, along with all other executive officers, is an at-will employee of the Company, meaning that his employment is for an indefinite duration and could be terminated at any time. Nonetheless, the Company has agreed that in the event of a change in control of the Company whereby Mr. Brizel’s employment is terminated without cause, he would be entitled to receive one and a half times his annual base salary.

Except for the agreements with Mr. Brizel described above, the Company does not currently have any employment agreement with any of its executive officers.

Certain Relationships And Related Transactions

During the fiscal years ended June 30, 2003, 2002 and 2001 the law firm in which James L. Adler, Jr. was a partner, Squire Sanders & Dempsey L.L.P., provided legal services to the Company for which the Company paid approximately $190,000, $478,000 and $405,000, respectively. Mr. Adler is a director of the Company and does not beneficially own more than 1% of the Company’s outstanding common stock.

In fiscal 2001, Messrs. Nogues and Childress, former executive officers of the Company, were made loans by the Company in the principal amounts of $80,000 and $52,000, respectively, each accruing interest at the rate of 6% per year. The loans were to be repaid in April 2002, but both individuals received an extension for repayment until October 2002. In September 2002, shortly after receiving certain cash bonuses, both Mr. Nogues and Mr. Childress repaid their loans in full with all accrued and unpaid interest.

The firm of GWS Partners, in which Mr. Gary Silverman, a director of the Company, is the managing partner, provided certain consulting services to the Company, the Board of Directors and/or its committees at various times during fiscal 2003. GWS Partners was paid a total of approximately $7,500 in consulting fees from the Company for such services.

In September 2003, Robert Ripp, the Company’s Chairman provided an unsecured line of credit to the Company to enable it to borrow up to $300,000 on or before September 30, 2004. Any outstanding balances and accrued interest on September 30, 2004 are fully due and payable. The interest rate is 5% per annum on any funded balances outstanding. In connection with this line of credit, Mr. Ripp was issued a warrant to purchase 40,000 shares of Common Stock at any time until September 30, 2013 and 60,000 shares at any time from January 5, 2004 to September 30, 2013. The exercise price to acquire the shares underlying the warrant is $3.20 per share, the closing market price of our Common Stock as reported by the Nasdaq National Market on September 26, 2003.

The Company believes that all of the transactions set forth above were made on terms no less favorable to the Company than could have been obtained from unaffiliated third parties. In addition, ongoing and future transactions with affiliates will be on terms no less favorable than may be obtained from third parties, and any loans to affiliates will be approved by a majority of the disinterested Directors.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

The following is a report of the Compensation Committee of the Board of Directors (the “Committee”) describing the current compensation policies of the Company. The Committee is responsible for establishing and monitoring the general compensation policies and compensation plans of the Company, as well as the specific compensation levels for executive officers. Executive officers who are also directors have not participated in deliberations or decisions involving their own compensation.

General Compensation Policy

The Company’s compensation policy is designed to attract and retain qualified key executives critical to the Company’s achievement of reaching profitability and positive cash flow, and subsequently, its growth and long-term success. It is the objective of the Committee to have a portion of each executive’s compensation contingent upon the Company’s performance as well as upon the individual’s personal performance. Accordingly, each executive officer’s compensation package is comprised of three elements: (i) base salary, which reflects individual performance and expertise, (ii) variable current bonus awards payable in cash and tied to the achievement of certain performance goals that the Committee establishes from time to time for the Company and (iii) long-term stock-based incentive awards.

In certain periods, the compensation of executives is also affected by internal conditions of the Company and the external market position of the Company. A more detailed description of the factors that the Board considers in establishing the components of base salary, bonus programs and long-term incentive compensation for executives’ compensation packages is included below. Given the market price of the Company’s Common Stock during the fiscal year ended June 30, 2002, the Company instituted a realignment program in fiscal 2003, which affected the compensation of executives then in service. This program is described in more detail below.

Base Salary

The level of base salary of executive officers is established primarily on the basis of the individual’s qualifications and relevant experience, the strategic goals for which he or she has responsibility, the compensation levels at companies which compete with the Company for business and executive talent, and the incentives necessary to attract and retain qualified management. Base salary is set each year to take into account the individual’s performance and to maintain a competitive salary structure.

Bonus Programs

Bonuses are awarded on a discretionary basis to executive officers on the basis of their success in achieving designated individual goals and the Company’s success in achieving specific Company-wide goals, such as revenue growth, earnings growth, expense control and new product introductions.

Long-Term Incentive Compensation

Long-term equity incentive compensation is granted to executive officers and certain others generally in the form of restricted stock awards designed to give the recipient the opportunity to obtain an equity stake in the Company and thereby attract and retain such executive officers. Factors considered in making such awards include the individual’s position in the Company, his or her performance and responsibilities, and industry practices. Existing levels of stock ownership are taken into consideration when determining the amount, if any, of such restricted stock awards. The Company believes that its long-term equity incentive program is important to its ability to attract, retain and motivate executive officers. In response to severe market and other conditions facing the Company, the Company began implementation of a realignment program in early fiscal 2003 whereby certain options, including those held by executive officers, were either repriced or were cancelled and replaced with restricted stock awards that were granted as described in more detail in “Special Compensation Programs—Realignment Program” below.

Special Compensation Programs—Realignment Program

In fiscal 2003, the Company implemented a stock option realignment program with respect to the Company’s executive officers, directors and employees. In August 2002, the Board together with the Committee determined that it was in the best interest of the Company to offer to cancel certain stock options held by directors and executive officers of the Company in exchange for the issuance of restricted stock awards, and to issue new stock options to certain employees of the Company (collectively, the “Realignment Program”). Under the Realignment Program, individuals agreed to cancel options that had an exercise price of $60 per share or greater as of June 30, 2002 (when our common stock had a closing price of $7.20). The directors and executive officers received a number of shares of Common Stock pursuant to a restricted stock award equal to the number of shares underlying 85% of the vested options and 50% of the unvested options that were cancelled. The restricted stock award granted in exchange for the vested options had a schedule for the lapse of restrictions of two years, during which, restrictions lapsed on 50% of the shares at the end of each year. The restricted stock award granted in exchange for the cancellation of any unvested options had a schedule for the lapse of restrictions of four-years, with restrictions lapsing on 25% of the shares at the end of each year.

As part of the aforementioned Realignment Program, in August 2002 executive officers received restricted stock awards for an aggregate of 102,291 shares of Common Stock upon the cancellation of previously issued options to purchase 139,875 shares of Common Stock. In October 2002, directors received restricted stock awards for an aggregate of 7,757 shares of Common Stock upon the cancellation of previously issued options to purchase 9,125 shares of Common Stock.

Subsequently, in February and April 2003, as an additional part of the Realignment Program, employees and directors agreed to cancel options that had an exercise price of greater than $8 per share and to receive a number of shares pursuant to a restricted stock award equal to the number of shares underlying 50% of the outstanding options that were cancelled. The executive officers received restricted stock awards for an aggregate of 77,738 shares of Common Stock upon the cancellation of previously issued options to purchase 155,476 shares of Common Stock. The restricted stock awards granted in exchange for these options have restrictions that lapse over two years, with 50% of the restrictions lapsing at the end of each year.

Under the Realignment Program, non-executive employees of the Company received new options during fiscal 2003 based upon a formula similar to that used for the executives and directors.

The Committee recommended and the Board approved the Realignment Program because they believed that, given overall market conditions and in particular the depressed value of the Company’s Common Stock and of technology stocks in general, the Company’s equity compensation programs were not achieving their desired employee retention and incentive results. Without the proper equity compensation incentives, the Company may lose valuable human resources to its competitors or other industries. Without giving effect to the Realignment Program, many of the outstanding options exercise prices were very substantially above the current fair market value of the underlying Common Stock.

Compensation of the Chief Executive Officer

In July 2002, Kenneth Brizel joined the Company as President and Chief Executive Officer. Mr. Brizel currently receives an annual base salary of $260,000. As part of his hiring, he is entitled to a sign-on bonus of $100,000 payable as follows: $25,000 paid in October 2002, $25,000 paid in July 2003, and $50,000 payable in January 2004. Additional performance-based bonuses will be based upon Committee recommended and Board approved milestones and can be up to 50% of base salary. Mr. Brizel was also granted long-term equity incentive in the form of stock options to purchase 37,500 shares of our Common Stock. Subsequently this option was exchanged for a restricted stock award under the Realignment Program (described above) for 12,500 restricted shares. Mr. Brizel was awarded a restricted stock grant in August 2003 for 25,000 shares in recognition of his achievements in meeting his goals during his first year of employment.

During much of fiscal 2002 and at the beginning of fiscal 2003, Robert Ripp served as Interim President and Chief Executive Officer of the Company. During his time as Interim President and Chief Executive Officer, Mr. Ripp received an annual base salary of $250,000 and no bonuses.

The Committee determines the base salary and bonus compensation to be paid to the President and Chief Executive Officer by evaluating a number of factors including competitive market compensation levels of executives of comparable companies as well as other subjective factors the Committee determines be applicable. The total compensation of the President and Chief Executive Officer is intended to reflect the extent of the officer’s policy and decision-making authority and the officer’s level of responsibility with respect to the strategic direction and financial and operational results of the Company. For fiscal 2003, the Committee established specific goals for the President and Chief Executive Officer relating to successfully consolidating the Company’s three locations into one facility and reducing our rate of cash flow used in operations. For fiscal 2004, the goals for the President and Chief Executive Officer primarily relate to achieving profitability and reaching a rate of positive cash flow from operations.

Deductibility of Executive Compensation

The Compensation Committee has considered the impact of Section 162(m) of the Internal Revenue Code, which disallows a deduction for any publicly held corporation for individual compensation exceeding $1 million in any taxable year for the Chief Executive Officer and four other most highly compensated executive officers, respectively, unless such compensation meets the requirements for the “performance-based” exception to Section 162(m). As the cash compensation paid by the Company to each of its executive officers is expected to be substantially below $1 million, the Committee believes that Section 162(m) will not affect the tax deductions available to the Company with respect to the compensation of its executive officers. It is the Committee’s policy to qualify, to the extent reasonable and practicable, its executive officers’ compensation for deductibility under applicable tax law. However, the Company may from time to time pay compensation to its executive officers that may not be deductible.

Compensation Committee Interlocks and Insider Participation

As described above in “Compensation of the Chief Executive Officer”, Mr. Robert Ripp, a member of our Compensation Committee, served as Interim President and Chief Executive Officer in portions of fiscal 2002 and 2003. During such time, Mr. Ripp did not participate in deliberations or decisions involving his own compensation. Mr. James L. Adler, Jr., another member of our Compensation Committee, was also a partner in the law firm of Squire Sanders & Dempsey L.L.P. during fiscal years 2003, 2002, and 2001, during which said law firm provided legal services to the Company for which the Company paid approximately $190,000, $478,000 and $405,000, respectively. Mr. Adler does not beneficially own more than 1% of the Company’s outstanding common stock and is not an officer of the Company.

Compensation Committee:

Robert Ripp

Gary Silverman

James L. Adler, Jr.

STOCK PERFORMANCE GRAPH

The following graph provides a comparison of LightPath’s cumulative total stockholder return with the performance of the Nasdaq Stock Market (U.S.) Index and the Nasdaq Electronic Components Stock Index as a published industry or line-of-business index. The following graph assumes the investment of $100 on June 30, 1998 in LightPath Common Stock. The Nasdaq Stock Market (U.S.) Index’s and the Nasdaq Electronic Components Stock Index’s returns assume reinvestment of stock and cash dividends.

Comparison of 5 Year Cumulative Total Returns*

Among LightPath Technologies, Inc., the Nasdaq Stock Market (U.S.) Index

And the Nasdaq Electronic Components Stock Index

	June 1998	June 1999	June 2000	June 2001	June 2002	June 2003
LightPath Technologies, Inc.	100.00	33.51	677.66	151.49	15.32	6.04

Nasdaq Stock Market (U.S.) Index	100.00	143.67	212.43	115.46	78.65	87.33

Nasdaq Electronic Components Stock Index	100.00	177.73	443.21	163.58	98.97	111.71

*	$100 invested on June 30, 1998 in our stock or the indices presented, including reinvestment of dividends. Dates are for fiscal years ending June 30.

PROPOSAL NO. 2

APPROVAL OF AMENDMENT TO AMENDED AND RESTATED

OMNIBUS INCENTIVE PLAN

You are being asked to approve an amendment to the Company’s Amended and Restated Omnibus Incentive Plan (the “Omnibus Plan”) which provides for an increase in the number of shares of Class A Common Stock reserved for issuance under the Omnibus Plan as currently in effect from 465,625 to 815,625 shares, an increase of 350,000 shares.

Reasons for the Proposal

The Omnibus Plan was approved by the Company’s stockholders at our last annual meeting on October 15, 2002. At that time, the Omnibus Plan combined two previously outstanding incentive plans and provided that the maximum number of shares of Common Stock which could be issued pursuant to the Omnibus Plan, subject to certain adjustments, was 3,725,000 shares. In March 2003, the Company effected a 1-for-8 reverse stock split which reduced the maximum number of shares issuable under the Omnibus Plan to 465,625.

Under the Omnibus Plan as currently in effect, options for 109,541 shares of the Company’s Common Stock have been granted and are outstanding at September 8, 2003, and grants of restricted stock for 180,126 shares of the Company’s Common Stock have been made and are outstanding at the same date. Additionally, over the course of the life of the Omnibus Plan and its predecessors, 165,101 shares have been issued upon exercise of stock options or when restrictions have fully lapsed on restricted stock awards. Accordingly, as of September 8, 2003, there are remaining 10,857 shares of Common Stock available for issuance under the Omnibus Plan. The additional 350,000 shares to be reserved for use under the Omnibus Plan under this proposal is currently expected to be adequate for grants and awards for approximately three years.

The Board believes that, to attract and retain officers, directors and employees of the highest caliber, provide increased incentive for such persons to strive to attain the Company’s long-term goal of increasing stockholder value, and to continue to promote the well being of the Company, it is in the best interests of the Company and its stockholders to provide officers, directors and employees of the Company, through the granting of stock options and stock awards, the opportunity to participate in the appreciation in value, if any, of the Company’s Common Stock. The future success of LightPath will be based on a combination of dedicated and competent management working alongside skilled and experienced electo-optic engineers and production personnel. The Board believes that the additional 350,000 shares to be reserved for use under the Omnibus Plan will help to ensure the Company’s ability to retain and have access to that caliber of personnel.

Description Of The Omnibus Plan And The Proposed Amendment

The following is a summary of the Omnibus Plan and the proposed amendment. This summary does not purport to be complete, and is qualified in its entirety by reference to the text of proposed amendment, a copy of which is attached as Appendix A to this Proxy Statement and, the Omnibus Plan, a copy of which is attached as Appendix B to this Proxy Statement.

In General

Under the terms of the Omnibus Plan, employees and officers of the Company and any subsidiary are eligible to receive incentive stock options (“Incentive Options”) within the meaning of Section 422 of the Internal Revenue Code (“Code”), stock appreciation rights and/or performance bonuses of cash or stock. In addition, employees and officers of the Company and any subsidiary, and directors of the Company, are eligible to receive options that do not qualify as Incentive Options (“Nonqualified Options”) and/or restricted stock or unit awards pursuant to the terms of the Omnibus Plan. Generally, no consideration is received by the Company upon the grant of any options or awards; however, the Company will receive consideration upon the exercise of any options. To date, the only forms of awards under the Omnibus Plan have been Incentive Options, Nonqualified Options and restricted stock awards. The Omnibus Plan is administered by the Board or a committee appointed by the Board (the “Omnibus Committee”—which is currently the Compensation Committee). As of September 8, 2003, approximately 80 persons were eligible to participate in the Omnibus Plan; however, awards may be granted only to such officers, directors and employees of the Company as the Omnibus Committee selects from time to time in its sole discretion.

The Omnibus Plan currently provides that the maximum number of shares of Common Stock issuable under the plan is 465,625 and as of September 8, 2003, there were only 10,857 shares remaining available for grant to persons participating in the Omnibus Plan. The proposed amendment would increase the number of shares of Common Stock reserved for issuance under the Omnibus Plan to a total of 815,625 shares, thereby providing an aggregate 360,857 shares remaining available for grant to persons participating in the Omnibus Plan.

Incentive Options are generally exercisable for a period of up to ten years from the date of grant and the exercise price may not be less than the fair market value of the Common Stock on the date of the grant.

Options (whether Incentive Options or Nonqualified Options) granted under the Omnibus Plan generally may be exercised only while the recipient is employed or retained by the Company or within three months after the date of termination of employment. However, if termination is due to death or permanent disability of the option holder, the option may be exercised within one year of the date of termination. To exercise an award, the option holder’s payment may be made by cash or by any other means approved by the Board of Directors or the Omnibus Committee.

Under the terms of the Omnibus Plan, an option holder has none of the rights of a stockholder with respect to the shares issuable upon the exercise of the option or satisfaction of conditions for the award, until such shares are issued. No adjustment may be made for dividends or distributions or other rights for which the record date is prior to the date of exercise, except as provided in the Omnibus Plan. During the lifetime of the recipient, an award is exercisable only by the option holder. No option may be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner other than by will or by the laws of descent and distribution.

Under the Omnibus Plan, a restricted stock award is a grant of stock of the Company that is subject to certain restrictions that the Company places on such stock. Typically, the restricted stock is subject to forfeiture by the recipient, which gradually decreases in amount over a certain period of time. Generally any “unvested” shares at the time of termination or resignation of the recipient are forfeited. With regard to restricted stock awards granted to directors, such stock generally “vests” over time, but in the event a director elects to resign, is not re-elected as a director or is removed from office for any reason, all the restricted stock awarded to such director may immediately vest. Other restrictions may be placed on the stock, including, but not limited to, transfer restrictions.

Federal Income Tax Consequences

Nonqualified Stock Options.    Generally, no income is recognized when a nonqualified stock option is granted to the optionholder. Generally, upon the exercise of a nonqualified stock option, the excess of the fair market value of the shares on the date of exercise over the option price is ordinary income to the optionholder at the time of the exercise. The tax basis for the shares purchased is their fair market value on the date of exercise. Any gain or loss realized upon a later sale of the shares for an amount in excess of or less than their tax basis will be taxed as capital gain or loss, with the character of the gain or loss (short-term or long-term) depending upon how long the shares were held since exercise.

Incentive Stock Options.    Generally, no regular taxable income is recognized upon the exercise of an incentive option. The tax basis of the shares acquired will be the exercise price. In order to receive this favorable treatment, shares acquired pursuant to the exercise of an incentive option may not be disposed of within two years after the date the option was granted, nor within one year after the exercise date (the “Holding Periods”). If the shares are sold before the end of the Holding Periods, the amount of that gain which equals the lesser of the difference between the fair market value on the exercise date and the option price or the difference between the sale price and the option price is taxed as ordinary income and the balance, if any, as short-term or long-term capital gain, depending upon how long the shares were held. If the Holding Periods are met, all gain or loss realized upon a later sale of the shares for an amount in excess of or less than their tax basis will be taxed as a long-term capital gain or loss.

Restricted Stock Awards.    In general, the excess of the fair market value of the underlying shares of the restricted stock award over the amount paid for the restricted stock award will be taxed as ordinary income to the recipient in the first taxable year in which the underlying common shares are no longer subject to vesting or similar types of forfeiture restrictions. Alternatively, with respect to an individual who files a timely election under Section 83(b) of the Internal Revenue Code, such excess will instead be taxed as ordinary income upon the effectiveness of the grant of such restricted stock award notwithstanding any vesting or similar types of forfeiture restrictions. The income realized by the recipient is generally treated as wages and will be subject to withholding taxes even though no cash is paid to the recipient by us.

The Company Deduction.    We are entitled to a tax deduction in connection with the exercise of a nonqualified stock option equal to the ordinary income recognized by the optionholder (conditioned upon proper reporting and tax withholding and subject to possible deduction limitations).

Holding Periods.    Provided the shares sold or exchanged are held for more than twelve (12) months prior to such sale or exchange, the resulting gain or loss will be long-term in character. If the shares are held for less than twelve months prior to their sale or exchange, the resulting gain or loss will be short-term in character.

Other Tax Considerations.    This summary is not intended to be a complete explanation of all of the federal income tax consequences of participating in the Omnibus Plan. A participant should consult his or her personal tax advisor to determine the particular tax consequences of the plan, including the application and effect of foreign state and local taxes, and any changes in the tax laws after the date of this proxy statement.

THE BOARD OF DIRECTORS RECOMMENDS VOTING “FOR” THE PROPOSAL

TO AMEND THE OMNIBUS PLAN.

Additional Equity Compensation Plan Information

The following table sets forth as of June 30, 2003:

a)	the number of securities to be issued upon exercise of outstanding options, warrants and rights;

b)	the weighted-average exercise price of outstanding options, warrants and rights;

c)	the number of securities to be unrestricted upon the lapse of restrictions on restricted stock grants;

d)	the weighted-average market value per share of restricted stock at the date of grant; and

e)	the number of securities in all forms remaining available for future issuance under equity compensation plans with respect to all of the Company’s equity compensation plans on an aggregate basis.

Plan Category	(a) Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights	(b) Weighted- Average Exercise Price of Outstanding Options, Warrants and Rights	(c) Number of Securities to be Unrestricted Upon the Lapse of Restrictions on Restricted Stock Grants	(d) Weighted - Average Market Value Per Share of Restricted Stock at the Date of Grant	(e) Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (excluding securities reflected in columns (a) and (c))
Equity Compensation Plans Approved by Security Holders (1)	109,541	$71.22	184,602	$4.74	10,857

Equity Compensation Plans Not Approved by Security Holders (2)	52,643	$63.67	—	$—	(2)

Total	162,194	$68.77	184,604	$4.74	10,857

(1)	Amended and Restated Omnibus Incentive Plan.
(2)	These shares are made up of options still outstanding to former employees that were previously granted outside stockholder approved stock options programs (15,231 shares) and warrants from transactions such as financings, acquisitions and non-cash services (37,412 shares). The Board of Directors has discretionary authority to enter into such transactions from time to time. For example, see “Certain Relationships And Related Transactions” for a warrant issuance subsequent to June 30, 2003.

PROPOSAL NO. 3

RATIFICATION OF INDEPENDENT PUBLIC ACCOUNTANTS

The Board of Directors has appointed the independent public accounting firm of KPMG LLP to audit the Company’s financial statements for the fiscal year ending June 30, 2004. KPMG LLP has served as the Company’s independent auditors since June 1996. Although it is not required to do so, the Board of Directors has submitted the selection of KPMG LLP to the stockholders for ratification. Unless a contrary choice is specified, proxies will be voted for ratification of the selection of KPMG LLP. Ratification of the appointment of KPMG LLP as our independent auditors for fiscal 2004 will require the affirmative vote of the holders of at least a majority of the Company’s outstanding shares represented in person or by proxy at the Annual Meeting. All of the directors and executive officers of the Company have advised the Company that they will vote their shares “FOR” the ratification of the appointment of KPMG LLP as our independent auditors for the fiscal year 2004. Representatives of KPMG LLP are expected to be present at the Annual Meeting and will have the opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions.

Notwithstanding the selection, the Board, in its discretion, may direct appointment of a new independent accounting firm at any time during the year if the Board feels that such a change would be in the best interests of the Company and its stockholders. Our Board of Directors recommends the ratification of its selection of KPMG LLP as our independent auditors for the fiscal year ending June 30, 2004.

THE BOARD OF DIRECTORS RECOMMENDS VOTING “FOR” THE

RATIFICATION OF THE APPOINTMENT OF KPMG LLP AS

THE COMPANY’S INDEPENDENT AUDITORS

OTHER BUSINESS

The Board of Directors is not aware of any other business to be considered or acted upon at the Annual Meeting of stockholders other than that for which notice is provided in this Proxy Statement and the accompanying notice. In the event any other matters properly come before the Annual Meeting, it is expected that the shares represented by proxy will be voted with respect thereto in accordance with the judgment of the persons voting them.

2003 ANNUAL REPORT ON FORM 10-K

Copies of the Company’s Annual Report for 2003, which contains the Company’s Form 10-K for the fiscal year ended June 30, 2003, and consolidated financial statements, as filed with the Securities and Exchange Commission, have been included in this mailing. Additional copies may be obtained without charge to stockholders upon written request to Investor Relations at 2603 Challenger Tech Court, Suite 100, Orlando, Florida USA 32826. In addition, copies of this document, the Form 10-K and all other documents filed electronically by the Company may be reviewed and printed from the SEC’s website at: http://www.sec.gov.

By Order of the Board of Directors,

Kenneth Brizel

Chief Executive Officer

Orlando, Florida

October 10, 2003

Appendix A

PROPOSED AMENDMENT TO

AMENDED AND RESTATED OMNIBUS INCENTIVE PLAN

AMENDMENT NO. 1 TO

AMENDED AND RESTATED LIGHTPATH TECHNOLOGIES, INC.

OMNIBUS INCENTIVE PLAN

RESOLVED, that the introductory paragraph of Section 6 of the Amended And Restated LightPath Technologies, Inc. Omnibus Incentive Plan is amended and restated in its entirety and the following shall be inserted in lieu thereof:

6.	COMMON STOCK SUBJECT TO PLAN.

Shares of Common Stock Subject to Plan. The maximum number of shares of Class A Common Stock in respect of which Awards may be granted under the Plan (the “Plan Maximum”) shall be 815,625, subject to adjustment as provided in Section 15 below. Common Stock issued under the Plan may be either authorized and unissued shares or issued shares which have been reacquired by the Company. The following terms and conditions shall apply to Common Stock subject to the Plan:

The effective date of this Amendment No. 1 to Amended and Restated LightPath Technologies, Inc. Omnibus Incentive Plan is November 14, 2003, the date on which the stockholders adopted this amendment.

Appendix B

AMENDED AND RESTATED OMNIBUS INCENTIVE PLAN

OMNIBUS INCENTIVE PLAN

AMENDED AND RESTATED LIGHTPATH TECHNOLOGIES, INC.

OMNIBUS INCENTIVE PLAN

October 15, 2002

1.    PURPOSE.

This Amended and Restated Omnibus Incentive Plan (the “Plan”) is intended as an amendment, restatement, and consolidation of the previous Amended LightPath Technologies, Inc. Omnibus Incentive Plan dated November 14, 2000 and LightPath Technologies, Inc Amended and Restated Directors Stock Option Plan dated November 14, 2000. This Plan is intended to provide incentive compensation to certain employees, officers and directors of LIGHTPATH TECHNOLOGIES, INC. (the “Company”) or of its subsidiary corporations (the “Subsidiaries”, as that term is defined in Section 424 of the Internal Revenue Code of 1986, as amended from time to time) in the form of cash or Company stock, to permit Plan participants to acquire or increase their proprietary interest in the success of the Company, and to encourage them to continue to perform services on behalf of the Company, and retain persons of training, experience, and ability. The Plan is designed to meet this intent by offering performance-based stock and cash incentives and other equity based incentive awards, thereby providing a proprietary interest in pursuing the long-term growth, profitability and financial success of the Company.

2.    EFFECTIVE DATE.

The effective date of this Plan is October 15, 2002, the date on which the Shareholders adopted this amendment and restatement.

3.    DEFINITIONS.

For purposes of this Plan, the following terms shall have the meanings set forth below:

(a) “Award” or “Awards” means an award or grant made to a Participant or Director under Sections 7 through 12, inclusive, of the Plan.

(b) “Award Agreement” means the written document that sets forth the terms and conditions of an Award, as described in Section 18(e).

(c) “Board” means the Board of Directors of the Company.

(d) “Code” means the Internal Revenue Code of 1986, as amended, together with the regulations promulgated thereunder.

(e) “Committee” means the Board, the Compensation Committee of the Board, or any committee of the Board performing similar functions, constituted as provided in Section 4 of the Plan.

(f) “Common Stock” means the Class A Common Stock of the Company or any security of the Company issued in substitution, exchange or lieu thereof.

(g) “Company” means LightPath Technologies, Inc. or any successor corporation.

(h) “Consultants” means any person who performs services on behalf of the Company from time to time on an independent contractor basis; provided, however, that such services shall not be in connection with the offer and sale of securities in a capital-raising transaction.

(i) “Director” means an individual who: (i) is a member of the Board as a director; (ii) is not an employee of the Company or any Subsidiary; and (iii) in the event the Company becomes subject to the provisions of the Exchange Act, is not eligible, and has not been eligible for at least one year prior to becoming a nonemployee director of the Company, to receive a grant or award of equity securities pursuant to a plan of the Company or any affiliate of the Company that is administered by any person having discretion with respect to the selection of participants and/or the amount of awards, as determined under Rule 16b-3 promulgated under the Exchange Act.

(j) “Director’s Restricted Award” means an Award granted pursuant to the provisions of Section 12 of the Plan.

(k) “Director’s Option” means an option to purchase shares of Common Stock granted pursuant to the provisions of Section 11 of the Plan.

(l) “Director’s Option Agreement” means the written document that sets forth the terms and conditions of an Option, as described in Section 11.

(m) “Director’s Restricted Stock Grant” means an Award of shares of Common Stock granted pursuant to the provisions of Section 12 of the Plan.

(n) “Director’s Restricted Unit Grant” means an Award of units representing shares of Common Stock granted pursuant to the provisions of Section 12 of the Plan.

(o) “Disability” means permanent and total disability. An individual is permanently and totally disabled if he or she is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than 12 months.

(p) “Eligibility Date” means the date as of which an individual first becomes a Director.

(q) “Exchange Act” means the Securities Exchange Act of 1934, as amended and in effect from time to time, or any successor statute.

(r) “Fair Market Value” means on any given date (i) the highest closing price of the Common Stock on any established national exchange or exchanges or, if no sale of Common Stock is made on such day, the next preceding day on which there was a sale of such stock, or (ii) if the Common Stock is quoted in the over-the-counter market reported by the National Association of Securities Dealers, Inc., the mean between the closing bid and low asked quotations of the Common Stock for such date, or (iii) if the Common Stock is neither quoted on an exchange nor in the over-the-counter market, then the fair market value as determined by the Committee, taking into account various factors consistent with the provisions of applicable law pertaining to the valuation of stock for federal income tax purposes.

(s) “Incentive Stock Option” means any Stock Option (as defined below) that is intended to be and is specifically designated as an “incentive stock option” within the meaning of Section 422 of the Code.

(t) “Nonqualified Stock Option” means any Stock Option granted pursuant to the provisions of Section 7 of the Plan that is not an Incentive Stock Option.

(u) “Original Options” has the meaning given the term as described in Section 7 or Section 12 of the Plan, as applicable.

(v) “Participant” means an employee or officer of the Company or any Subsidiary, who is granted an Award under the Plan.

(w) “Performance Bonus Award” means an Award of cash and/or shares of Common Stock granted pursuant to the provisions of Section 10 of the Plan.

(x) “Plan” means this Omnibus Incentive Plan, as set forth herein and as it may be hereafter amended.

(y) “Reload Options” has the meaning given the term in Section 7 or Section 12 of the Plan, as applicable.

(z) “Restricted Award” means an Award granted pursuant to the provisions of Section 9 of the Plan.

(aa) “Restricted Stock Grant” means an Award of shares of Common Stock granted pursuant to the provisions of Section 9 of the Plan.

(bb) “Restricted Unit Grant” means an Award of units representing shares of Common Stock granted pursuant to the provisions of Section 9 of the Plan.

(cc) “Stock Appreciation Right” means an Award to benefit from the appreciation of Common Stock granted pursuant to the provisions of Section 8 of the Plan.

(dd) “Stock Option” means an Award to purchase shares of Common Stock granted pursuant to the provisions of Section 7 of the Plan.

(ee) “Subsidiary” means any corporation or entity in which the company directly or indirectly controls 50% or more of the total voting power of all classes of its stock having voting power, whether existing at the date of institution of this Plan or subsequently.

(ff) “Ten Percent Shareholder” means a person who owns (or is considered to own after taking into account the attribution of ownership rules of Section 424(d) of the code) more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Subsidiary.

4.    ADMINISTRATION.

(a) The Plan shall be administered by the Board or by the Committee, as appointed from time to time by the Board. The Board may from time to time remove members from, or add members to, the Committee. In the event the Company becomes subject to the provisions of the Exchange Act, the Board shall perform the functions of the Committee or the Committee shall be constituted so as to permit the Plan to comply with Rule 16b-3 promulgated by the Securities and Exchange Commission (“SEC”) under the Exchange Act or any successor rule (“Rule 16b-3”).

(b) A majority of the members of the Committee shall constitute a quorum for the transaction of business. Action approved in writing by a majority of the members of the Committee then serving shall be as effective as if the action had been taken by unanimous vote at a meeting duly called and held.

(c) The Committee is authorized to construe and interpret the Plan, to promulgate, amend, and rescind rules and procedures relating to the implementation of the Plan, and to make all other determinations necessary or advisable for the administration of the Plan. Any determination, decision, or action of the Committee in connection with the construction, interpretation, administration, or application of the Plan shall be binding upon all Participants and Directors and any person validly claiming under or through any Participant or Director.

(d) The Committee may designate persons other than members of the Committee to carry out its responsibilities under such conditions and limitations as it may prescribe, except that in the event the Company becomes subject to the provisions of the Exchange Act, the Committee may not delegate its authority with regard to selection for participation of, and the granting of Awards to, persons subject to Sections 16(a) and 16(b) of the Exchange Act or who are eligible to receive Awards under the Plan.

(e) The Committee is expressly authorized to make modifications to the Plan as necessary to effectuate the intent of the Plan as a result of any changes in the tax, accounting, or securities laws treatment of Participants or Directors and the Plan, subject to those restrictions that are set forth in Section 17 below.

(f) The Company shall effect the granting of Awards under the Plan, in accordance with the determinations made by the Committee, by execution of instruments in writing in such form as approved by the Committee.

5.    ELIGIBILITY.

Persons eligible for Awards under the Plan shall consist of: (i) employees, officers, and Consultants of the Company or its Subsidiaries (with respect to Sections 7 through 10, hereof); and (ii) Directors (with respect to Sections 11 and 12 hereof) of the Company or its Subsidiaries, who from time to time shall be designated by the Committee.

6.    COMMON STOCK SUBJECT TO PLAN.

Shares of Common Stock Subject to Plan.    The maximum number of shares of Class A Common Stock in respect of which Awards may be granted under the Plan (the “Plan Maximum”) shall be 465,625, subject to adjustment as provided in Section 15 below. Common Stock issued under the Plan may be either authorized and unissued shares or issued shares which have been reacquired by the Company. The following terms and conditions shall apply to Common Stock subject to the Plan:

(i) In no event shall more than the Plan Maximum be cumulatively available for Awards under the Plan;

(ii) For the purpose of computing the total number of shares of Common Stock available for Awards under the Plan, there shall be counted against the foregoing limitations, (A) the number of shares of Common Stock subject to issuance upon exercise or settlement of Awards (regardless of vesting), and (B) the number of shares of Common Stock which equal the value of Restricted Unit Grants or Stock Appreciation Rights determined at the dates on which such Awards are granted;

(iii) If any Awards are forfeited, terminated, expire unexercised, settled in cash in lieu of stock or exchanged for other Awards, the shares of Common Stock which were previously subject to the Awards shall again be available for Awards under the Plan to the extent of such forfeiture or expiration of the Awards;

(iv) Any shares of Common Stock which are used as full or partial payment to the Company by a Participant of the purchase price of shares of Common Stock upon exercise of a Stock Option shall again be available for Awards under the Plan; and

(v) Any shares of Common Stock that may remain unsold and that are not subject to outstanding Options at the termination of the Plan shall cease to be reserved for the purpose of the Plan, but until termination of the Plan the Company shall at all times reserve a sufficient number of shares to meet the requirements of the Plan.

7.    STOCK OPTIONS.

Stock Options granted under the Plan may be in the form of Incentive Stock Options, Deferred Compensation Stock Options, or Non-Qualified Stock Options (collectively, the “Stock Options”).

Subject to the provisions of the Code, any Stock Option granted in the form of an Incentive Stock Option shall continue to be treated as an outstanding Stock Option hereunder, even if it ceases to be treated as an Incentive Stock Option under the Code. Such Stock Option shall be treated as a Nonqualified Stock Option, subsequent to the time it ceases to qualify as an Incentive Stock Option under the Code.

Stock Options shall be subject to the following terms and conditions, and each Stock Option shall contain such additional terms and conditions, not inconsistent with the express provisions of the Plan, as the Committee shall deem desirable:

(a) Grant.    Stock Options shall be granted separately. In no event will Stock Options or Awards be issued in tandem whereby the exercise of one affects the right to exercise the other.

(b) Stock Option Price.    The exercise price per share of Common Stock purchasable under a Stock Option shall be determined by the Committee at the time of grant and set forth in the Award Agreement.

The Committee may specify an exercise price for a Nonqualified Stock Option which is less than, equal to, or greater than the Fair Market Value of the Common Stock on the date of the grant of the Nonqualified Stock Option. The Committee may also issue Nonqualified Stock Options with an exercise price less than the Fair Market Value of the Common Stock on the date of the grant, in satisfaction of the Company’s obligations to pay deferred compensation. Such Stock Options shall be referred to hereunder as “Deferred Compensation Stock Options. However, in no event shall the exercise price of an Incentive Stock Option be less than one hundred percent (100%) of the Fair Market Value of the Common Stock on the date of the grant of the Incentive Stock Option. In the case of a Ten Percent Shareholder, the exercise price of an Incentive Stock Option shall be not less than one hundred ten percent (110%) of the Fair Market Value of the Common Stock on the date of the grant.

(c) Option Term.    The term of each Nonqualified Stock Option and Deferred Compensation Stock Options, shall be determined by the Committee and set forth in the Award Agreement. The term of Incentive Stock Options shall not exceed ten (10) years after the date the Incentive Stock Option is granted, and the term of any Incentive Stock Options granted to Ten Percent Shareholders shall not exceed five (5) years after the date of the grant.

(d) Exercisability.

(i) Incentive Stock Options and Nonqualified Stock Options shall be exercisable at the time or times determined by the Committee and set forth in the Award Agreement, provided, however, that except as provided in sections 13(a), 13(b), 13(c), and 16, no Incentive Stock Option shall be exercisable prior to the first anniversary of the date of grant. Notwithstanding the previous sentence, Stock Options may be exercised at an earlier date, pursuant to the provisions of Section 16 hereof.

(ii) Reload Options shall become exercisable in accordance with Section 7(h)(iii) hereof. Deferred Compensation Stock Options shall become exercisable in accordance with the terms of the grant thereof as established by the Committee and set forth in the Award Agreement.

(e) Method of Exercise.    Subject to applicable exercise restrictions set forth in Section 7(d) above, a Stock Option may be exercised, in whole or in part, by giving written notice of exercise to the Company specifying the number of shares to be purchased. The notice shall be accompanied by payment in full of the purchase price. The purchase price may be paid by any of the following methods, subject to the restrictions set forth in Section 7(f) hereof:

(i) in cash, by certified or cashier’s check, by money order or by personal check (if approved by the Committee) of an amount equal to the aggregate purchase price of the shares of Common Stock to which such exercise relates;

(ii) if acceptable to the Committee, by delivery of shares of Common Stock already owned by the Participant, which shares, including any cash tendered therewith, have an aggregate Fair Market Value (determined as of the date preceding the Company’s receipt of exercise notice) equal to the aggregate purchase price of the shares of Common Stock to which such exercise relates; or

(iii) if acceptable to the Committee, by delivery to the Company of an exercise notice that (i) requests the Company, subsequent to the exercise of the Option and prior to the actual delivery of any shares of Common Stock to the Participant, to arrange for the sale of that number of shares of Common Stock that have a value equal to the exercise price of the Option and (ii) agrees that the Company may use the proceeds of such sale to discharge the Participant’s liability to pay to the Company the exercise price of such Option.

(f) Restrictions on Method of Exercise.    Notwithstanding the foregoing payment provisions, the Committee, in granting Stock Options pursuant to the Plan, may limit the methods by which a Stock Option may be exercised by any person and in processing any purported exercise of a Stock Option granted pursuant to the Plan, may refuse to recognize the method of exercise selected by the Participant (other than the method of exercise set forth in Section 7(e)(i)), if, in the opinion of counsel to the Company, (i) the

Participant is, or within the six months preceding such exercise was, subject to reporting under Section 16(a) of the Exchange Act, and (ii) there is a substantial likelihood that the method of exercise selected by the Participant would subject the Participant to substantial risk of liability under Section 16 of the Exchange Act. Furthermore, no Incentive Stock Option may be exercised in accordance with the methods of exercise set forth in subsections 7(e)(ii) and 7(e)(iii) above unless, in the opinion of counsel to the Company, such exercise would not have a material adverse effect upon the incentive stock option tax treatment of any outstanding Incentive Stock Options or Incentive Stock Options that thereafter may be granted pursuant to the Plan.

(g) Tax Withholding.    In addition to the alternative methods of exercise set forth in Section 7(e), holders of Nonqualified Stock Options, subject to the discretion of the Committee, may be entitled to elect at or prior to the time the exercise notice is delivered to the Company, to have the Company withhold from the shares of Common Stock to be delivered upon exercise of the Nonqualified Stock Option the number of shares of Common Stock (determined based on the Fair Market Value as of the date preceding the Company’s receipt of the exercise notice) that is necessary to satisfy any withholding taxes attributable to the exercise of the Nonqualified Stock Option; provided, however, that the amount of the Fair Market Value of the shares so withheld does not exceed the tax on such exercise at the maximum marginal tax rate. If withholding is made in shares of the Common Stock pursuant to the method set forth above, the Committee, in its sole discretion, may grant “ Reload Option(s)” (as defined in Section 7(h) below) on the terms specified in Section 7(h) below for the shares so withheld. Notwithstanding the foregoing provisions, a holder of a Nonqualified Stock Option may not elect to satisfy his or her withholding tax obligation in respect of any exercise as contemplated above if, in the opinion of counsel to the Company, (i) the holder of the Nonqualified Stock Option is, or within the six months preceding such exercise was, subject to reporting under Section 16(a) of the Exchange Act, (ii) there is a substantial likelihood that the election or timing of the election would subject the holder to a substantial risk of liability under Section 16 of the Exchange Act, or (iii) such withholding would have an adverse tax or accounting effect to the Company.

(h) Grant of Reload Options.    Whenever the Participant holding any Incentive Stock Option or Nonqualified Stock Option (the “Original Option”) outstanding under this Plan (including any “Reload Options” granted under the provisions of this Section 7(h)) exercises the Original Option, then the Committee may, in its sole discretion, grant a new option (the “Reload Option”) for additional shares of Common Stock in an amount to be determined in its sole discretion. All such Reload Options granted hereunder shall be on the following terms and conditions:

(i) The Reload Option price per share shall be determined by the Committee and set forth in the Award Agreement;

(ii) The option exercise period shall expire, and the Reload Option shall no longer be exercisable, on terms specified in the Reload Option, as determined by the Committee; and

(iii) Any Reload Option granted under this Section 7(h) shall become exercisable on terms specified in the Reload Option, as determined by the Committee.

In the event the Committee determines that the price per share of Common Stock under a Reload Option is one hundred percent (100%) of the Fair Market Value of such a share on the date of grant of such option (or one hundred ten percent (110%) of such Fair Market Value of a share under a grant to a Ten Percent Shareholder), the Committee in its sole discretion may designate such Reload Option as an Incentive Stock Option.

Even if the shares of Common Stock which are issued upon exercise of the Original Option are sold within one (1) year following the exercise of the Original Option such that the sale constitutes a disqualifying disposition for purposes of Incentive Stock Option treatment under the Code, no provision of this Plan shall be construed as prohibiting such a sale.

(i) Special Rule for Incentive Stock Options.    With respect to Incentive Stock Options granted under the Plan, the aggregate Fair Market Value (determined as of the date Incentive Stock Options are granted) of the number of shares with respect to which Incentive Stock Options are exercisable for the first time by a Participant during any calendar year shall not exceed one hundred thousand dollars ($100,000) or such other limits as may be required by the Code.

(j) Incentive Stock Options.    Notwithstanding anything in the Plan to the contrary, no term of this Plan relating to Incentive Stock Options shall be interpreted, amended, or altered, nor shall any discretion or authority granted under the Plan be so exercised, so as to disqualify the Plan under Section 422 of the Code or, without the consent of the Participant(s) affected, to disqualify any Incentive Stock Option under such Section 422 of the Code. To the extent permitted under Section 422 of the Code or applicable regulations thereunder or any applicable Internal Revenue Service pronouncements:

(i) if a Participant’s employment is terminated by reason of death or Disability and the Incentive Stock Option by action of the Committee becomes exercisable in whole or in part after the post-termination period specified in Section 13(a) or 13(b), such Stock Option or portion thereof shall be treated as a Nonqualified Stock Option;

(ii) if the exercise of an Incentive Stock Option is accelerated by reason of a Change in Control (as defined in Section 16 below), such that the holding period or term of exercise rules applicable to Incentive Stock Options are not met, then such Incentive Stock Option shall be treated as a Nonqualified Stock Option;

(iii) if the Committee so approves, an Incentive Stock Option exercise may be made which exceeds the $100,000 limitation set forth in Section 7(i) above, with such excess to be treated as a Nonqualified Stock Option; and

(iv) if the Committee so approves, the option term and the terms of exercise of the Incentive Stock Option can be changed, with the consent of the Participant, such that the Incentive Stock Option loses its status as such under the Code, and the entire Stock Option is treated as a Nonqualified Stock Option.

8.    STOCK APPRECIATION RIGHTS

The grant of Stock Appreciation Rights under the Plan shall be subject to the following terms and conditions, and shall contain such additional terms and conditions, not inconsistent with the express terms of the Plan, as the Committee shall deem desirable:

(a) Stock Appreciation Rights.    A Stock Appreciation Right is an Award entitling a Participant to receive an amount equal to the excess of the Fair Market Value of a share of Common Stock on the date of exercise over the Fair Market Value of a share of Common Stock on the date of grant of the Stock Appreciation Right, (or such other lesser or greater price as may be set by the Committee), multiplied by the number of shares of Common Stock with respect to which the Stock Appreciation Right shall have been exercised.

(b) Grant.    A Stock Appreciation Right shall be granted separately. In no event will Stock Appreciation Rights and other Awards be issued in tandem whereby the exercise of one such Award affects the right to exercise the other.

(c) Exercise.    A Stock Appreciation Right may be exercised by a Participant in accordance with procedures established by the Committee. The Committee shall establish procedures to provide that, with respect to any Participant subject to Section 16(b) of the Exchange Act who would receive cash in whole or in part upon exercise of the Stock Appreciation Right, such exercise may only occur during an exercise period described in Rule 16b-3(e)(3)(iii) (as such provision exists from time to time) which, as of the date of adoption of this Plan, is a period beginning on the third (3rd) business day following the Company’s public release of quarterly or annual summary statements of sales and earnings and ending on the twelfth (12th) business day following such public release (“Window period”). To the extent it is not inconsistent with the preceding sentence, the Committee, in its discretion, may provide that a Stock Appreciation Right shall be automatically exercised on one or more specified dates, or that a Stock Appreciation Right may be exercised during only limited time periods.

(d) Form of Payment.    Payment to the Participant upon exercise of a Stock Appreciation Right may be made (i) in cash, by certified or cashier’s check or by money order, (ii) in shares of Common Stock, or (iii) any combination of the above, as the Committee shall determine. The Committee may elect to make this determination either at the time the Stock Appreciation Right is granted, or with respect to payments contemplated in clauses (i) and (ii) above, at the time of the exercise.

9.    RESTRICTED AWARDS.

Restricted Awards granted under the Plan may be in the form of either Restricted Stock Grants or Restricted Unit Grants. Restricted Awards shall be subject to the following terms and conditions, and may contain such additional terms and conditions, not inconsistent with the express provisions of the Plan, as the Committee shall deem desirable:

(a) Restricted Stock Grants.    A Restricted Stock Grant is an Award of shares of Common Stock transferred to a Participant subject to such terms and conditions as the Committee deems appropriate, as set forth in Section 9(d) below; provided, however, that the Committee shall require a Participant who has not been employed by or performed services for the Company as of the date of grant, to pay an amount at least equal to the par value of the shares of Common Stock subject to the Restricted Stock Grant within thirty (30) days of the grant. Failure to pay such amount shall result in the automatic termination of the Restricted Stock Grant.

(b) Restricted Unit Grants.    A Restricted Unit Grant is an Award of units granted to a Participant subject to such terms and conditions as the Committee deems appropriate, including, without limitation, the requirement that the Participant forfeit such units upon termination of employment for specified reasons within a specified period of time, and restrictions on the sale, assignment, transfer or other disposition of the units. Based on the discretion of the Committee at the time a Restricted Unit Grant is awarded to a Participant, a unit will have a value (i) equivalent to one share of Common Stock, or (ii) equivalent to the excess of the Fair Market Value of a share of Common Stock on the date the restriction lapses over the Fair Market Value of a share of Common Stock on the date of the grant of the Restricted Unit Grant (or over such other value as the Committee determines at the time of the grant).

(c) Grant of Awards.    Restricted Awards shall be granted separately under the Plan in such form and on such terms and conditions as the Committee may from time to time approve. Restricted Awards, however, may not be granted in tandem with other Awards whereby the exercise of one such Award affects the right to exercise the other. Subject to the terms of the Plan, the Committee shall determine the number of Restricted Awards to be granted to a Participant and the Committee may impose different terms and conditions on any particular Restricted Award made to any Participant. Each Participant receiving a Restricted Stock Grant shall be issued a stock certificate in respect of the shares of Common Stock. The certificate shall be registered in the name of the Participant, shall be accompanied by a stock power duly executed by the Participant, and shall bear an appropriate legend referring to the terms, conditions and restrictions applicable to the Award. The certificates evidencing the shares shall be held in custody by the Company until the restrictions imposed thereon shall have lapsed or been removed.

(d) Restriction Period.    Restricted Awards shall provide that in order for a Participant to vest in the Awards, the Participant must continuously provide services for the Company or its Subsidiaries, subject to relief for specified reasons, for a period specified by the Committee commencing on the date of the Award and ending on such later date or dates as the Committee may designate at the time of the Award (“Restriction period”) During the Restriction Period, a Participant may not sell, assign, transfer, pledge, encumber, or otherwise dispose of shares of Common Stock received under a Restricted Stock Grant. The Committee, in its sole discretion, may provide for the lapse of restrictions in installments during the Restriction Period. Upon expiration of the applicable Restriction Period (or lapse of restrictions during the Restriction Period where the restrictions lapse in installments), the Participant shall be entitled to receive his or her Restricted Award or the applicable portion thereof, as the case may be. Upon termination of a

Participant’s employment with the Company or any Subsidiary for any reason during the Restriction Period, all or a portion of the shares or units, as applicable, that are still subject to a restriction may vest or be forfeited, in accordance with the terms and conditions established by the Committee at or after grant.

(e) Payment of Awards.    A Participant shall be entitled to receive payment for a Restricted Unit Grant (or portion thereof) in an amount equal to the aggregate Fair Market Value of the units covered by the Award upon the expiration of the applicable Restriction Period. Payment in settlement of a Restricted Unit Grant shall be made as soon as practicable following the conclusion of the respective Restriction Period (i) in cash, by certified or cashier’s check or by money order, (ii) in shares of Common Stock equal to the number of units granted under the Restricted Unit Grant with respect to which such payment is made, or (iii) in any combination of the above, as the Committee shall determine, subject, however, to any applicable Window Period requirement imposed by the Committee with respect to Restricted Unit Grants settled in whole or in part in cash. The Committee may elect to make this determination either at the time the Award is granted, or with respect to payments contemplated in clause (i) and (ii) above, at the time the Award is settled.

(f) Rights as a Shareholder.    A Participant shall have, with respect to the shares of Common Stock received under a Restricted Stock Grant, all of the rights of a shareholder of the Company, including the right to vote the shares, and the right to receive any cash dividends. Stock dividends issued with respect to the shares covered by a Restricted Stock Grant shall be treated as additional shares under the Restricted Stock Grant and shall be subject to the same restrictions and other terms and conditions that apply to shares under the Restricted Stock Grant with respect to which the dividends are issued.

10.    PERFORMANCE BONUS AWARDS.

Performance Bonus Awards granted under the Plan may be in the form of cash or shares of Common Stock, or a combination thereof. Performance Bonus Awards may be granted under the Plan in such form as the Committee may from time to time approve. Subject to the terms of the Plan, the Committee shall determine the Performance Bonus Awards to be granted to a Participant for any given calendar year, and the Committee may impose different terms and conditions on any particular Performance Bonus Award made to any Participant including, but not limited to, restrictions on the sale, assignment and transfer of Common Stock covered by a Performance Bonus Award.

11.    GRANT OF DIRECTOR’S OPTIONS.

(a) General.    A Director’s Option shall be granted pursuant to Subsection (b) below, to each person who is a Director. Each Director’s Option shall be evidenced by a Director’s Option Agreement in a form specified by the Board containing such terms and conditions that are consistent with the terms of this Plan or applicable law. A Director’s Option granted to a Director under this Plan shall be in addition to regular directors’ fees or other benefits with respect to the Director’s position with the Company or any of its Subsidiaries. Neither the Plan nor any Director’s Option granted under the Plan shall confer upon any person any right to continue to serve as a director of the Company.

(b) Grant.    (1) A Director shall be granted, effective as of the Director’s Eligibility Date, an option to purchase 2,500 shares of Common Stock which shall vest  1/12 per month for one year. (2) Each director shall be granted an additional option as an annual grant (“Annual Grant”) to purchase 500 shares of Common Stock at the annual meeting. The Annual Grant shall vest  1/12 per month for one year. The director must be active at the annual meeting to obtain this Annual Grant.

A Director’s Option shall be exercisable, only if the Director has continued to perform services as a director of the Company during the period beginning on the date the Director’s Option is first granted and ending on the date the relevant portion of the Director’s Option is first exercisable, as the case may be. The exercisability of an Director’s Option upon cessation of such services is set forth in Subsection (f), below.

The term of an Director’s Option grant pursuant to this Subsection (b) shall be ten (10) years commencing as of the effective date of the grant, regardless of whether the relationship between the individual and the Company terminates or changes. The exercise price for a share of Common Stock under a Director’s Option grant pursuant to this Subsection (b) shall be the Fair Market Value of a share of Common Stock as of the effective date of the grant.

(c) Method of Exercise.    Subject to applicable exercise restrictions set forth herein, a Director’s Option may be exercised, in whole or in part, by giving written notice of exercise to the Company specifying the number of shares to be purchased. The notice shall be accompanied by payment in full of the purchase price. The purchase price may be paid by any of the following methods, subject to the restrictions set forth in Subsection (d), below:

(1) in cash, by certified or cashier’s check, by money order or by personal check (if approved by the Board) of an amount equal to the aggregate purchase price of the shares of Common Stock to which such exercise relates;

(2) if acceptable to the Board, by delivery of shares of Common Stock already owned by the Director, which shares, including any cash tendered therewith, have an aggregate Fair Market Value (determined as of the date preceding the Company’s receipt of exercise notice) equal to the aggregate purchase price of the shares of Common Stock to which such exercise relates; or

(3) if acceptable to the Board, by delivery to the Company of an exercise notice that (i) requests the Company, subsequent to the exercise of the Director’s Option and prior to the actual delivery of any shares of Common Stock to the Director, to arrange for the sale of that number of shares of Common Stock that have a value equal to the exercise price of the Director’s Option and (ii) agrees that the Company may use the proceeds of such sale to discharge the Director’s liability to pay to the Company the exercise price of such Director’s Option.

(d) Restrictions on Method of Exercise. Notwithstanding the foregoing payment provisions, the Board may refuse to recognize the method of exercise selected by the Director (other than the method of exercise set forth in Subsection (c)(1)), above, if, in the opinion of counsel to the Company, (i) the Director is, or within the six months preceding such exercise was, subject to reporting under Section 16(a) of the Exchange Act, and (ii) there is a substantial likelihood that the method of exercise selected by the Director would subject the Director to substantial risk of liability under Section 16 of the Exchange Act.

(e) Grant of Reload Options. Whenever a Director holding any Director’s Option (the “Original Option”) outstanding under this Plan (including any “Reload Options” granted under the provisions of this Subsection (e)) exercises the Original Option and makes payment of the option price by tendering shares of Common Stock previously held by him or her, then the Board will grant a new option (the “Reload Option”) for additional shares of Common Stock equal to the number of shares tendered by the Director in payment of the option price for the Original Option being exercised. All such Reload Options granted hereunder shall be on the following terms and conditions:

(1) The Reload Option exercise price per share shall be an amount equal to the then current Fair Market Value of a share of Common Stock, determined as of the date of the Company’s receipt of the exercise notice for the Original Option;

(2) The option exercise period shall expire, and the Reload Option shall no longer be exercisable, on the expiration of the option period of the Original Option or two (2) years from the date of the grant of the Reload Option, whichever is later,

(3) Any Reload Option granted under this Subsection (e) shall become exercisable one (1) year following the date of exercise of the Original Option; and

(4) All other terms of Reload Options granted hereunder shall be identical to the terms and conditions of the Original Option, the exercise of which gives rise to the grant of the Reload Option.

(f) Exercisability of Director’s Options and Reload Options Upon Termination of Relationship with the Company. Notwithstanding anything in the Plan to the contrary, a Director who ceases to perform services as a director of the Company for any reason (including death and Disability) shall be entitled to exercise any outstanding Director’s Options or Reload Options for the remainder of each of such option’s term, but only to the extent such option was exercisable as of the date of such cessation of services. In the event of the death of the Director, the Director’s beneficiary shall be entitled to exercise any outstanding Director’s Options or Reload Options to the extent permitted in accordance with the preceding sentence.

(g) Non-transferability of Director’s Options or Reload Options.    No Director’s Option or Reload Option and no rights or interest therein shall be assignable or transferable by a Director except by will or the laws of descent and distribution. During the lifetime of the Director or the Director’s beneficiary, as the case may be, Director’s Options and Reload Options are exercisable only by the Director, or the Director’s beneficiary, as the case may be, or the legal representative of the Director or the Director’s beneficiary.

(h) Section 83(b) Election.    If as a result of exercising an Option, a Director receives shares of Common Stock that are subject to a “substantial risk of forfeiture” and are not “transferable” as those terms are defined for purposes of Section 83(b) of the Code, then such Director may elect under Section 83(b) to include in his gross income, for the taxable year in which the shares of Common Stock are transferred to him, the excess of the fair market value of such shares at the time of transfer (determined without regard to any restriction other than one which by its terms will never lapse), over the amount paid for such shares. If the Director makes the Section 83(b) election described above, the Director shall (i) make the election in a manner that is satisfactory to the Board; (ii) provide the Company with a copy of such election; and (iii) agree to promptly notify the Company if any Internal Revenue Service or state tax agent, on audit or otherwise, questions the validity or correctness of such election or of the amount of income reportable on account of such election.

(i) Option Agreement and Beneficiary Designation.    Each Director receiving an Option grant under the Plan shall enter into an Option Agreement with the Company in a form specified by the Board agreeing to the terms and conditions of the Option. Each Director receiving an Option grant under the Plan shall designate one or more beneficiaries who may elect to exercise any Options exercisable upon or after the death of the Director.

12.    DIRECTOR’S RESTRICTED AWARDS.

Director’s Restricted Awards granted under the Plan may be in the form of either Director’s Restricted Stock Grants or Director’s Restricted Unit Grants. Director’s Restricted Awards shall be subject to the following terms and conditions, and may contain such additional terms and conditions, not inconsistent with the express provisions of the Plan, as the Committee shall deem desirable:

(a) Director’s Restricted Stock Grants.    A Director’s Restricted Stock Grant is an Award of shares of Common Stock transferred to a Director subject to such terms and conditions as the Committee deems appropriate, as set forth in Section 12(d) below; provided, however, that the Committee shall require a Director who has not performed services as a Director for the Company as of the date of grant, to pay an amount at least equal to the par value of the shares of Common Stock subject to the Director’s Restricted Stock Grant within thirty (30) days of the grant. Failure to pay such amount shall result in the automatic termination of the Director’s Restricted Stock Grant.

(b) Director’s Restricted Unit Grants.    A Director’s Restricted Unit Grant is an Award of units granted to a Director subject to such terms and conditions as the Committee deems appropriate, including, without limitation, the requirement that the Director forfeit such units upon his termination as a director of the Company for specified reasons within a specified period of time, and restrictions on the sale, assignment, transfer or other disposition of the units. Based on the discretion of the Committee at the time a Director’s Restricted Unit Grant is awarded to a Director, a unit will have a value (i) equivalent to one share of Common Stock, or (ii) equivalent to the excess of the Fair Market Value of a share of Common Stock on the date the restriction lapses over the Fair Market Value of a share of Common Stock on the date of the grant of the Director’s Restricted Unit Grant (or over such other value as the Committee determines at the time of the grant).

(c) Grant of Awards.    Director’s Restricted Awards shall be granted separately under the Plan in such form and on such terms and conditions as the Committee may from time to time approve. Director’s Restricted Awards, however, may not be granted in tandem with other Awards whereby the exercise of one such Award affects the right to exercise the other. Subject to the terms of the Plan, the Committee shall determine the number of Director’s Restricted Awards to be granted to a Director and the Committee may impose different terms and conditions on any particular Director’s Restricted Award made to any Director. Each Director receiving a Director’s Restricted Stock Grant shall be issued a stock certificate in respect of the shares of Common Stock. The certificate shall be registered in the name of the Director, shall be accompanied by a stock power duly executed by the Director, and shall bear an appropriate legend referring to the terms, conditions and restrictions applicable to the Award. The certificates evidencing the shares shall be held in custody by the Company until the restrictions imposed thereon shall have lapsed or been removed.

(d) Restriction Period.    Director’s Restricted Awards shall provide that in order for a Director to vest in the Awards, the Director must continuously provide services for the Company or its Subsidiaries, subject to relief for specified reasons, for a period specified by the Committee commencing on the date of the Award and ending on such later date or dates as the Committee may designate at the time of the Award (“Restriction period”) During the Restriction Period, a Director may not sell, assign, transfer, pledge, encumber, or otherwise dispose of shares of Common Stock received under a Director’s Restricted Stock Grant. The Committee, in its sole discretion, may provide for the lapse of restrictions in installments during the Restriction Period. Upon expiration of the applicable Restriction Period (or lapse of restrictions during the Restriction Period where the restrictions lapse in installments), the Director shall be entitled to receive his or her Director’s Restricted Award or the applicable portion thereof, as the case may be. Upon termination of a Director as a director of the Company or any Subsidiary for any reason during the Restriction Period, all or a portion of the shares or units, as applicable, that are still subject to a restriction may vest or be forfeited, in accordance with the terms and conditions established by the Committee at or after grant.

(e) Payment of Awards.    A Director shall be entitled to receive payment for a Director’s Restricted Unit Grant (or portion thereof) in an amount equal to the aggregate Fair Market Value of the units covered by the Award upon the expiration of the applicable Restriction Period. Payment in settlement of a Director’s Restricted Unit Grant shall be made as soon as practicable following the conclusion of the respective Restriction Period (i) in cash, by certified or cashier’s check or by money order, (ii) in shares of Common Stock equal to the number of units granted under the Director’s Restricted Unit Grant with respect to which such payment is made, or (iii) in any combination of the above, as the Committee shall determine, subject, however, to any applicable Window Period requirement imposed by the Committee with respect to Director’s Restricted Unit Grants settled in whole or in part in cash. The Committee may elect to make this determination either at the time the Award is granted, or with respect to payments contemplated in clause (i) and (ii) above, at the time the Award is settled.

(f) Rights as a Shareholder.    A Director shall have, with respect to the shares of Common Stock received under a Director’s Restricted Stock Grant, all of the rights of a shareholder of the Company, including the right to vote the shares, and the right to receive any cash dividends. Stock dividends issued with respect to the shares covered by a Director’s Restricted Stock Grant shall be treated as additional shares under the Director’s Restricted Stock Grant and shall be subject to the same restrictions and other terms and conditions that apply to shares under the Director’s Restricted Stock Grant with respect to which the dividends are issued.

13.    TERMINATION OF EMPLOYMENT.

The terms and conditions under which an Award (other than an Award of Incentive Stock Options) may be exercised after a Participant’s termination of employment, or a Director’s termination as a director of the Company, shall be determined by the Committee and set forth in the Award Agreement. The conditions under which such post-termination exercises shall be permitted with respect to Incentive Stock Options shall be determined as provided below:

(a) Termination by Death.    Subject to Section 7(j), if a Participant’s employment by the Company or any Subsidiary terminates by reason of the Participant’s death or if the Participant’s death occurs within three months after the termination of his or her employment, any Award held by such Participant may thereafter be exercised, to the extent such Award otherwise was then exercisable by the Participant, by the legal representative of the Participant’s estate or by any person who acquired the Award by will or the laws of descent and distribution, for a period of one year from the Participant’s termination of employment (as contemplated in this Section 13(a)) or until the expiration of the stated term of the Award, whichever period is the shorter. Any right of exercise under a nonvested Award held by a Participant at the time of his or her death is extinguished and terminated.

(b) Termination by Reason of Disability.    Subject to Section 7(j), if a Participant’s employment by the Company or Subsidiary terminates by reason of Disability, any Award held by such Participant may thereafter be exercised by the Participant, to the extent such Award otherwise was then exercisable by the Participant, for a period of one year from the date of such termination of employment or until the expiration of the stated term of such Award, whichever period is the shorter; provided, however, that if the Participant dies within such one-year period, any unexercised Award held by such Participant shall thereafter be exercisable to the extent to which it was exercisable at the time such death or until the expiration of the stated term of such Award, whichever period is shorter. Any right of exercise under a nonvested Award held by the Participant at the time of his or her termination by reason of Disability is terminated and extinguished.

(c) Other Termination.    Subject to Section 7(j), if a Participant’s employment by the Company or any Subsidiary is terminated for any reason, any Award held by the Participant at the time of his or her termination shall be exercisable, to the extent otherwise then exercisable, for the lesser of three (3) months from the date of such termination or the balance of the term of the Award, and any right of exercise under any nonvested Award held by a Participant at the time of his or her termination is terminated and extinguished. Pursuant to Section 7(j)(iv), the Committee with the Participant’s consent may change the option term and the terms of exercise of an Incentive Stock Option subject to this Section 11(c), such that the Incentive Stock Option loses its status as such under the Code, and the entire Stock Option is treated as a Nonqualified Stock Option.

14.    NON-TRANSFERABILITY OF AWARDS.

No Award under the Plan, and no rights or interest therein, shall be assignable or transferable by a Participant or a Director except by will or the laws of descent and distribution, after which assignment Section 13(a) hereof shall apply to exercise of the Award by the assignee. During the lifetime of a Participant or Director, Awards are exercisable only by, and payments in settlement of Awards will be payable only to, the Participant, Director or his or her legal representative.

15.    ADJUSTMENTS UPON CHANGES IN CAPITALIZATION, ETC.

(a) The existence of the Plan and the Awards granted hereunder shall not affect or restrict in any way the right or power of the Board or the shareholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other change in the Company’s capital structure or its business, any merger or consolidation of the Company, any issue of bonds, debentures, preferred or prior preference stocks ahead of or affecting the Company’s Common Stock or the rights thereof, the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding.

(b) In the event of any change in capitalization affecting the Common Stock of the Company, such as a stock dividend, stock split, recapitalization, merger, consolidation, split-up, combination, exchange of shares, other form of reorganization, or any other change affecting the Common Stock, the Board, in its discretion, may make proportionate adjustments it deems appropriate to reflect such change with respect to (i) the maximum number of shares of Common Stock which may be sold or awarded to any Participant, (ii) the number of shares of Common Stock covered by each outstanding Award, and (iii) the price per share in respect of the outstanding Awards. Notwithstanding the foregoing, the Board may only increase the aggregate number of shares of Common Stock for which Awards may be granted under the Plan solely to reflect the change, if any, of the capitalization of the Company or a Subsidiary.

(c) The Committee may also make such adjustments in the number of shares covered by, and the price or other value of any outstanding Awards in the event of a spin-off or other distribution (other than normal cash dividends) of Company assets to shareholders.

16.    CHANGE OF CONTROL.

(a) In the event of Change of Control (as defined in Paragraph (b) below) of the Company, and except as the Board may expressly provide otherwise in resolutions adopted prior to the date of the Change of Control:

(i) All Director’s Options, Stock Options or Stock Appreciation Rights then outstanding with respect to an affected Participant or Director shall become fully exercisable as of the applicable date; and

(ii) All restrictions and conditions of all Director’s Restricted Unit Grants, Director’s Stock Grants, Restricted Stock Grants, Restricted Unit Grants and Performance Bonus Awards then outstanding with respect to an affected Participant shall be deemed satisfied as of the applicable date.

For purposes of this subsection (a), “applicable date” shall mean the earlier of the three dates on which occur the events described in subsections (b)(i) through (b)(ii) below:

(b) A “Change of Control” shall be deemed to have occurred with respect to a Participant or Director upon the occurrence of any one of the following events, other than a transaction with another person controlled by the Company or its officers or directors, or a benefit plan or trust established by the Company for its employees:

(i) Any person, including a group as defined in Section 13(d)(3) of the Exchange Act, becomes owner of shares of Common Stock of the Company with respect to which fifty-one percent (51%) or more of the total number of votes for the election of the Board may be cast;

(ii) The stockholders of the Company approve an agreement providing for the sale or other disposition of all or substantially all of the assets of the Company; or

17.    AMENDMENT AND TERMINATION.

(a) Amendments Without Shareholder Approval.    Except as set forth in Sections 17(b) and 17(c) below, the Board may, without further approval of the shareholders, at any time amend, alter, discontinue or terminate this Plan, in such respects as the Board may deem advisable.

(b) Amendments Requiring Shareholder Approval.    Except as set forth in Section 17(c) below, to comply with the restrictions set forth in Rule 16b-3 promulgated under the Exchange Act, as amended and in effect from time to time (or any successor rule) and to comply with the Code and accompanying regulations, but subject to changes in law or other legal requirements (including any change in the provisions of Rule 16b-3 and the Code and accompanying Regulations that would permit otherwise), the Board must obtain approval of the shareholders to make any amendment that would (a) increase the aggregate number of shares of Common Stock that may be issued under the Plan (except for adjustments pursuant to Section 13 of the plan), (b) materially modify the requirements as to eligibility for participation in the Plan, or (c) materially increase the benefits accruing to Participants under the Plan.

(c) Prohibited Amendments.    Notwithstanding Sections 17(a) and 17(b), under no circumstances may the Board or Committee (i) amend, alter, discontinue or terminate the requirements set forth in Sections 7(b), 7(c), 7(i) and 7(j) with respect to Incentive Stock Options (except as otherwise permitted in Section 7), unless (a) such modifications are made to comply with changes in the tax laws, or (b) the Plan is completely terminated, or (ii) make any amendment, alteration or modification to the Plan that would impair the vested rights of a Participant under any Award theretofore granted under this Plan, except as provided in Section 18(c).

18.    MISCELLANEOUS MATTERS.

(a) Tax Withholding.    In addition to the authority set forth in Section 7(g) above, the Company shall have the right to deduct from a Participant’s wages or from any settlement, including the delivery of shares, made under the Plan any federal, state, or local taxes of any kind required by law to be withheld with respect to such payments, or to take such other action as may be necessary in the opinion of the Company to satisfy all obligations for the payment of such taxes.

(b) No Right to Employment or Directorship.    Neither the adoption of the Plan nor the granting of any Award shall confer upon any person any right to continue employment or board membership with the Company or any Subsidiary, as the case may be, nor shall it interfere in any way with the right of the Company or a Subsidiary to terminate the employment of any Participant at any time, with or without cause, or the right of the Board to remove a Director.

(c) Annulment of Awards.    The grant of any Award under the Plan payable in cash is provisional until cash is paid in settlement thereof. The grant of any Award payable in Common Stock is provisional until the Participant or Director becomes entitled to the certificates in settlement thereof. In the event the employment of a Participant is terminated for cause (as defined below), or a Director is removed by the Board for cause, any Award which is provisional shall be annulled as of the date of such termination for cause. For the purpose of this Section 16(c), the term “terminated for cause” means any discharge for violation of the policies and procedures of the Company or a Subsidiary or for other job performance or conduct which is detrimental to the best interests of the Company or a Subsidiary.

(d) Securities Law Restrictions.    No shares of Common Stock shall be issued under the Plan unless counsel for the Company shall be satisfied that such issuance will be in compliance with applicable Federal and state securities laws. Certificates for shares of Common Stock delivered under the Plan may be subject to such stock-transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations, and other requirements of the Securities and Exchange Commission, any stock exchange upon which the Common Stock is then listed, and any applicable Federal or state securities law. The Committee may cause a legend or legends to be put on any such certificates to refer to those restrictions. Further, without limiting the foregoing, each person exercising a Stock Option, Director’s Option, or Reload Option may be required by the Company to give a representation in writing that he or she is acquiring shares of Common Stock for his or her own account for investment and not with a view to, or for sale in connection with, the distribution of any part thereof (regardless of whether such option and shares of Common Stock covered by the Plan are registered under the Securities Act of 1933, as amended). As a condition of transfer of the certificate evidencing shares of Common Stock, the Board may obtain such other agreements or undertakings, if any, that it may deem necessary or appropriate to assume compliance with any provisions of the Plan or any law or regulation. Certificates for shares of Common Stock delivered under the Plan may be subject to such stock transfer orders and other restrictions as the Board may deem advisable under the rules, regulations, and other requirements of the Securities and Exchange Commission, any stock exchange upon which the shares of Common Stock are then listed, and any applicable Federal or state securities laws. The Board may cause a legend or legends to be put on any such certificate to refer to those restrictions.

(e) Award Agreement.    Each Participant receiving an Award under the Plan shall enter into an, Award Agreement with the Company in a form specified by the Committee agreeing to the terms and conditions of the Award and such related matters as the Committee, in its sole discretion, shall determine.

(f) Costs of Plan.    The costs and expenses of administering the Plan shall be borne by the Company.

(g) Government Regulations.    The Plan and the granting and exercise of Options hereunder, and the obligations of the Company to sell and deliver shares of Common Stock under such Options, shall be subject to all applicable laws, rules and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.

(h) Interpretation.    If any provision of the Plan is held invalid for any reason, such holding shall not affect the remaining provisions of the Plan, but instead the Plan shall be construed and enforced as if such provisions had never been included in the Plan. Headings contained in the Plan are for convenience only and shall in no manner be construed as part of this Plan. Any reference to the masculine, feminine or neuter gender shall be a reference to such other gender as is appropriate.

(g) Governing Law.    The Plan and all actions taken thereunder shall be governed by and construed in accordance with the laws of the State of Delaware.

PROXY                    ANNUAL MEETING OF STOCKHOLDERS
                          LIGHTPATH TECHNOLOGIES, INC.
                               NOVEMBER 14, 2003

       This Proxy is solicited and proposed by the Board of Directors of
                         LightPath Technologies, Inc.,
     which unanimously recommends that you vote in favor of all proposals.

     The undersigned hereby appoints Robert Ripp and Kenneth Brizel (the
"Proxies") and each of them, jointly and severally, with power of substitution, to vote on the following matters which may properly come before the Annual
Meeting of Stockholders of LightPath Technologies, Inc. to be held on
November 14, 2003, or any adjournment thereof. The Proxies shall cast votes according to the number of shares of common stock of the Company which the undersigned may be entitled to vote with respect to the proposal set forth below, in accordance with the specification indicated, if any, and shall have all the powers which the undersigned would possess if personally present. The undersigned hereby revokes any prior proxy to vote at the Annual Meeting, and hereby ratifies and confirms all that said Proxies, or any of them, may lawfully do by virtue hereof and thereof.

(1) Proposal No. 1: To approve the election of Class II Directors: Nominees are
    --------------
                    James L. Adler, Jr., Kenneth Brizel and Dr. Steven Brueck
            [ ] FOR all nominees listed            [ ] WITHHOLD AUTHORITY
                above except as marked                 to vote for all nominees
                to the contrary (to withhold           listed above:
                approval for any individual
                strike a line through the
                nominee's name listed above)

(2) Proposal No. 2: To approve an amendment to the Company's Amended and
    --------------
                    Restated Omnibus Incentive Plan in order to increase the
                    number of shares available for issuance thereunder from
                    465,625 to 815,625 shares
            FOR [ ]      AGAINST [ ]      ABSTAIN [ ]

(3) Proposal No. 3: Ratify the selection of KPMG LLP as independent auditors for
    --------------
                    the Company for the fiscal year ending June 30, 2004.
            FOR [ ]      AGAINST [ ]      ABSTAIN [ ]

In his/her discretion, the proxies are authorized to vote on such other business as may properly be brought before the Annual Meeting or any adjournment or postponement thereof.
                        (Continued on the reverse side.)

                       (Continued from the reverse side.)

[ ] If you plan to attend the Annual Meeting, please check here

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY
THE UNDERSIGNED STOCKHOLDER. UNLESS OTHERWISE SPECIFIED, THE SHARES WILL BE
VOTED 'FOR' ALL PROPOSALS.

The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of
Stockholders of the Company and the Proxy Statement dated October 10, 2003 and a copy of the Company's Annual Report on Form 10-K.

                                _____________________________________________
                                Signature of Stockholder(s)
                                _____________________________________________
                                Date
                                _____________________________________________
                                Signature of Stockholder(s)
                                _____________________________________________
                                Date
                                NOTE: Signature should agree with name on stock
                                certificate as printed hereon. Executors,
                                administrators, trustees and other fiduciaries
                                should so indicate when signing.

             PLEASE DATE, SIGN AND RETURN THIS PROXY PROMPTLY USING
                  THE ENCLOSED POSTAGE PAID ENVELOPE THANK YOU